(ICON)

Prudential
Municipal
Bond Fund
------------------
High Income Series
Insured Series

ANNUAL
REPORT

April 30, 1999
(LOGO)

Prudential Municipal Bond Fund--High Income Series
-------------------------------------------------------------------------------
(PHOTO)
Peter J. Allegrini
Fund Manager

Investment Goals and Style
We seek the maximum amount of income that is eligible for exclusion from federal income taxes by investing primarily in noninvestment-grade municipal bonds rated single-B or better by recognized credit-rating agencies such as Standard & Poor's Ratings Group (S&P) or Moody's Investors Service (Moody's), or in unrated bonds that our analysts believe are of comparable quality. On April 30, 1999, noninvestment-grade municipal bonds rated BB or below (or unrated bonds of comparable quality) comprised approximately 47% of the portfolio, compared with about 56% on April 30, 1998. There can be no assurance that the Series will achieve its investment objective.

Market Review
A narrow range
For most of the past year, the difference between high-yielding bonds that performed well and those that performed poorly was minimal. We were able to add bonds to your Series that produced higher-than-average yields, as compared to our competitive universe, which helped returns. However, we unfortunately purchased certain bonds that had credit problems, and that took away from the returns on your Series--particularly bonds of the Graduate Hospital of PA; the city of Robbins, IL; and Great Lakes Pulp and Fiber. These purchases--coupled with a strong U.S. economy that we expected to slow--and the Series' longer-than-average duration stance contributed to your Prudential Municipal Bond Fund--High Income Series gaining 4.96% for Class A shares, compared to 5.27% for the Lipper Average High Yield Municipal Fund.

Market volatility
When the economic crisis that began in Asia in early 1998 spread to Russia and eventually to Brazil, investors demanded quality investments for their money. Concerned that the crisis would eventually slow the U.S. economy, investors began investing their money in "safe haven" securities such as U.S. Treasuries. This trend also drove prices of insured municipal bonds higher and their yields lower. Your Series benefited since it held some of these securities. Then in the fall of 1998, in an effort to stabilize the global economic situation and improve investor confidence, the Federal Reserve cut interest rates on three separate occasions. The Series initially benefited from these rate cuts as bond yields fell even lower and their prices went higher.

Our fundamentals were solid
We anticipated, as did much of the market, that interest rates would fall throughout 1998 as the global financial crisis spread. We positioned the Series with a neutral average duration stance, as compared to our competitive universe, from the spring of 1998 through October 1998, since we expected the U.S. economy to slow. Duration is a measure of sensitivity to interest-rate changes. A neutral duration stance makes it easier for the Series to lengthen or shorten its duration when necessary. At this time, we felt investors would be looking for safety, therefore we added bonds to your Series that were higher-rated credits and cut back on our below-investment-grade bonds. In hindsight, we did not hold as many New York state and California state municipal bonds as we should have. These particular state bonds performed

High Income Series Cont'd.
-------------------------------------------------------------------------------
extremely well during the summer and early fall of 1998, and would have added to the Series' return had we held more of them.

The Fed cut rates and we moved
In the fall of 1998, when the Federal Reserve made its first of three interest-rate cuts, we sought to lengthen our average duration on the Series. A longer duration stance enables the Series to perform well when debt markets rally. The debt market rally hit its peak when the Bond Buyer Index fell to 5.09% in early October--its lowest yield since the Index was compiled. To extend duration, we bought noncallable municipal bonds since they cannot be retired by the issuer prior to maturity. Furthermore, a portion of these bonds were zero coupon bonds that are issued at a deep discount and redeemed at face value when held to maturity. The difference between the discounted price and the face value of the bond represents accrued interest. Since zero coupon bonds trade at such sharp discounts to their face value, their prices had plenty of room to rise as the tax-exempt market rallied. We were able to lock in current yields on these bonds before their yields went lower. In the short term, the Series benefited from this strategy.

The market stabilizes
The Federal Reserve's three interest-rate cuts accomplished what they set out to do: stabilize the global financial crisis and improve investor confidence. However, this eventually hurt our Series' performance as investors shifted their money from the safety of U.S. Treasuries back into riskier investments. Yields on municipal bonds began to rise again, and their prices began to fall. Particularly hard hit were noncallable bonds and zero coupon bonds, whose prices fell significantly. These bonds don't perform well when debt markets sell off, as they began to do here. Moreover, we held long-term noncallable bonds with 15- to 20-year yields. Bonds on that part of the yield curve particularly did not perform well. The Series was hurt by its structure, since our longer duration stance, which helped our returns in the early fall of 1998, hurt our returns as 1999 began.

Resiliency
As the first quarter of 1999 progressed, we thought that the U.S. economy would slow down, feeling the aftereffects of the global financial crisis. Under this scenario, investors within the market would fly to high-quality insured investments. Therefore the Series kept its duration stance longer than its competitive universe so the Series would benefit when debt markets rallied once again. However, this scenario did not take place, as the U.S. economy remained very resilient and actually grew at a strong pace. Investors sold off U.S. Treasuries, and municipal bonds suffered as their prices plummeted. Maintaining the Series' longer duration stance in the first few months of 1999 took away from our returns. Basically, what worked well for us in the fourth quarter of 1998 did not work well in the first quarter of 1999.

Looking Ahead
Since the U.S. economy remains strong and fear of higher inflation is growing, the Federal Reserve has announced that it is leaning toward raising interest rates in the future. This announcement should eventually stabilize and benefit the bond markets. Therefore we will position the Series with a neutral average duration stance, as compared to our competitive universe, until we see a definite move by the Fed. This will enable us to move quickly in the right direction when the market dictates. Furthermore, we will look to add both New York state and California state municipal bonds--as well as bonds from other states with strong economies--to the Series' holdings since they should continue to perform well, will improve the Series' credit rating, and will bolster returns.

High Income Series: Performance At A Glance
-------------------------------------------------------------------------------

Portfolio Composition
Expressed as a percentage of total investment as of 4/30/99
Revenue Bonds       66%
General Obligation  16
Prerefunded         12
Miscellaneous        4
Cash Equivalents     2

Credit Quality
Expressed as a percentage of total investment as of 4/30/99
Insured          24%
BB               21
B                17
BBB              15
AAA              11
AA                5
Cash Equivalents  3
CCC               2
A                 1
Not Rated         1


Five Largest Issuers
Expressed as a percentage of net assets as of 4/30/99
Memphis Ctr. City Revenue
Finance Corp.                     2.2%

Chicago, IL
O'Hare Int'l Airport              1.6

City of Cedar
Rapids Revenue                    1.5

NJ State Transportation
Trust Fund Authority              1.4

Lake Creek Affordable
Housing Corp.                     1.2


Cumulative Total Returns1                    As of 4/30/99

                                  One              Five             Ten            Since
                                 Year             Years            Years         Inception2
Class A                      4.96% (4.87)     43.09% (42.84)        N/A        96.59% (95.89)
Class B                      4.59  (4.50)     40.34  (40.09) 101.86% (100.78) 143.99  (142.03)
Class C                      4.33  (4.24)          N/A              N/A        35.74   (35.50)
Class Z                      5.11  (5.02)          N/A              N/A        21.66   (21.55)
Lipper HY Muni Debt Fd. Avg.3    5.27             40.82           103.67           ***

Average Annual Total Returns1                        As of 3/31/99

                                   One               Five                 Ten         Since
                                   Year             Years                Years      Inception2
Class A                        1.09% (1.00)      6.80% (6.76)             N/A      7.24% (7.19)
Class B                       -1.16 (-1.25)      6.86  (6.82)        7.45% (7.40)  8.01  (7.93)
Class C                        1.55  (1.46)          N/A                 N/A       6.47  (6.43)
Class Z                        4.26  (4.17)          N/A                 N/A       7.87  (7.83)

Distributions and Yields                         As of 4/30/99

                                                                     Taxable Equivalent Yield4
                     Total Distributions            30-Day                At Tax Rates Of
                       Paid for 12 Mos.            SEC Yield            36%             39.6%
Class A                    $0.63                  4.53% (4.48)     7.08% (7.00)      7.50% (7.42)
Class B                    $0.59                  4.43  (4.38)     6.92  (6.84)      7.33  (7.25)
Class C                    $0.57                  4.14  (4.09)     6.47  (6.39)      6.85  (6.77)
Class Z                    $0.65                  4.93  (4.88)     7.70  (7.63)      8.16  (8.08)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution fee. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns and 30-day SEC yields would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B, 9/17/87; Class C, 8/1/94; Class Z, 9/16/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the High Yield Muni Debt Fund category.

4 Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

***Lipper Since Inception returns are 90.08% for Class A, 142.76% for Class B, 35.38% for Class C, and 17.59% for Class Z, based on all funds in each share class.

Prudential Municipal Bond Fund--Insured Series
-------------------------------------------------------------------------------
(PHOTO)

Christian Smith
Fund Manager

Investment Goals and Style
The Insured Series invests primarilyin AAA-rated municipal obligations or in municipal obligations whose timely coupon and principal payments (but not market value) are insured by a municipal bond insurance company rated AAA by S&P, Moody's, or other nationally recognized credit-rating agencies. The Series may also invest up to 5% of its total assets in municipal obligations rated A/A or Aa/AA by Moody's or S&P. There can be no assurance that the Series will achieve its investment objective.

Our bonds are primarily insured by MBIA Insurance Corp., AMBAC Indemnity Corp., Financial Guaranty Insurance Co., and Financial Security Assurance Inc.

Market Review
Investors sought quality
Demand continued for AAA-rated insured municipal bonds throughout most of the reporting period amid concerns that the global financial crisis would spread to the U.S. economy. In this environment, insured bonds performed better than lower-quality securities, and your Prudential Municipal Bond Fund--Insured Series outperformed the Lipper Average Insured Municipal Fund during the year ended April 30, 1999.

We positioned the Series correctly
Throughout the spring and early summer of 1998, concerns about the global financial crisis became more prevalent, but the U.S. economy continued to grow at a rapid pace. However, by August, the financial crisis that began in Asia spread to Russia, and eventually to Brazil. Fearing the financial contagion would spread to the United States, investors created a "flight to quality" by investing their money in "safe haven" securities such as U.S. Treasuries and municipal insured bonds. Within the tax-exempt market, insured bonds tend to perform better when the economy slumps than lower-quality securities. This "flight to quality" drove the prices of municipal bonds higher, their yields lower and, therefore, your Series' return higher as well. In anticipation that interest rates would decline as the year progressed, we increased your Series' duration from 7.6 years in April 1998 to 8.4 years in October 1998. This was a longer-than-average duration stance compared to its competitive universe. Duration is a measure of sensitivity to interest rate changes. A longer average duration enables shares of the Series to rise more rapidly when interest rates fall.

We were able to achieve this longer duration stance by adding noncallable bonds to the Series throughout the year. The Series increased its holdings in noncallable bonds to 42% of its portfolio as of April 30, 1999. Noncallable bond prices soared when interest rates began to decline because these bonds cannot be retired prior to maturity. Therefore noncallable bonds are very attractive during a bond market rally. Moreover, a portion of our noncallable bond holdings were zero coupon bonds.
                                                            Continued on Page 4
-------------------------------------------------------------------------------

Portfolio Composition
Expressed as a percentage of total investment as of 4/30/99
Revenue Bonds       60%
General Obligation  30
Prerefunded          7
Miscellaneous        2
Cash Equivalents     1

Credit Quality
Expressed as a percentage of total investment as of 4/30/99
Insured          88%
AAA               7
AA                4
Cash Equivalents  1

Five Largest Issuers
Expressed as a percentage of net assets as of 4/30/99
Chicago, IL
Board of Education               5.3%

Washington State
Public Power Supply              4.3

District of Columbia             3.5

Hawaii State Department
Budget & Finance                 2.9

Austin, TX Combined
Utility Revenue                  2.9

Cumulative Total Returns1                 As of 4/30/99

                                 One             Five              Ten           Since
                                 Year            Years             Years        Inception2
Class A                          6.88%      39.55% (39.30)          N/A           91.60% (90.40)
Class B                          6.50       36.97  (36.73)     94.93% (92.66)    131.39 (127.26)
Class C                          6.24            N/A                N/A           32.61  (32.37)
Class Z                          7.04            N/A                N/A           19.66  (19.55)
Lipper INS Muni Debt Fd. Avg.3   6.04           38.54             100.04              ***


Average Annual Total Returns1                         As of 3/31/99

                          One             Five           Ten           Since
                          Year            Years         Years        Inception2
Class A                  2.29%         6.27% (6.24)      N/A        6.95% (6.87)
Class B                 -0.03          6.35  (6.31)  7.14% (7.01)   7.52  (7.35)
Class C                  2.67              N/A           N/A        5.96  (5.91)
Class Z                  5.49              N/A           N/A        7.17  (7.13)

Distributions and Yields                        As of 4/30/99

                                                              Taxable Equivalent Yield4
           Total Distributions             30-Day                 At Tax Rates Of
             Paid for 12 Mos.            SEC Yield             36%            39.6%
Class A           $0.63                    3.95%              6.17%           6.54%
Class B           $0.58                    3.82               5.97            6.32
Class C           $0.56                    3.54               5.53            5.86
Class Z           $0.64                    4.32               6.75            7.15

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution fee. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B, 9/17/87; Class C, 8/1/94; Class Z, 9/16/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Insured Muni Debt Fund category.

4 Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

Insured Series Cont'd.
-------------------------------------------------------------------------------

These bonds perform well when debt markets rally since they generally trade at deep discounts to their face value at maturity. Furthermore, the difference between the discounted price and the face value of the bond represents accrued interest, and because zero coupon bonds trade at such sharp discounts to their face value, their prices had plenty of room to rise. Your Series benefited greatly from this strategy as we were able to anticipate the market's movements correctly.

The Federal Reserve intervened
To stabilize the global financial crisis and improve investor confidence, the Federal Reserve cut the Federal funds rate (the rate banks charge each other to borrow money overnight) three times in the fall of 1998 by a quarter of a percentage point each time. As investors felt more confident, the "flight to quality" reversed, and investors began to move their money back into riskier investments and away from the safety of U.S. Treasuries and municipal insured bonds. This trend sent prices of municipal insured bonds lower and their yields higher. These interest-rate cuts initially helped the returns on our Series; however, with the global markets now stabilizing and the U.S. economy continuing to experience strong growth, interest rates began to rise again, and the Series' longer duration stance modestly hurt performance.

U.S. economy remained resilient
Even though the Federal Reserve stabilized the global financial markets and drove investor confidence higher, we thought it would not have a lasting effect, and that U.S. economic growth would eventually succumb to global financial pressures and experience a slowdown. However, at the beginning of 1999, the U.S. economy was very resilient and did not slow, but actually experienced further growth. Furthermore, with long-term interest rates rising again, prices of municipal bonds fell--particularly prices of noncallable bonds and zero coupon bonds. We did shorten the average duration of your Series from
8.4 years back to 7.6 years during the latter part of the first quarter of 1999. However, we began implementing this strategy later than we should have and, as a result, gave back some of the gains the Series experienced during the year. Overall, the Series' duration stance ended the reporting period where it began--at 7.6 years.

A neutral position going forward
Even though the U.S. economy remains strong, the Federal Reserve has announced that it is leaning toward raising interest rates in the future to quell inflationary fears. We anticipate this move will eventually stabilize and benefit the bond markets. Therefore we will position the Series with a neutral duration stance, as compared to our competitive universe, until we see a definite move by the Fed.
                                      4

A Message to Our Shareholders                                     June 18, 1999
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder:
In the last couple of years, the recurring possibility of a global economic crisis caused investors to focus on securities they perceived to be safe. In the equity market, they focused on the stocks of a handful of very large companies that were perceived to be well-buffeted from an economic slowdown. These stocks became very expensive--out of proportion to their earnings expectations. As a result, there was a substantial disparity in value between large and small companies and between growth and value stocks.

Since earlier this year, however, that gap has narrowed significantly amid news of strong U.S. economic growth and faster-than-expected global stability. While the long-term prospects of U.S. growth stocks are still very good, many of the smaller and economically sensitive companies favored by our value managers now are posting very attractive returns.

In the bond market, U.S. Treasuries and select European government bonds were the major beneficiaries of the flight to quality that occurred in recent years. When this trend reversed itself toward the end of 1998, other sectors of the bond market rebounded. However, with a strong U.S. economy comes the threat of higher inflation, which erodes the value of bonds' fixed interest payments.
The recent inflation concerns jolted the bond market and helped send long-term interest rates to a 19-month high.

The winds of change in the equity market and the recent turbulence in the bond market not only highlight the value of professional portfolio management, they illustrate why investors should have a well-diversified asset allocation strategy. It is also a good practice to rebalance your holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance. A properly diversified portfolio of value- and growth-oriented equity funds, international bond funds, and money market funds could help you weather inevitable market turbulence and achieve more consistent returns over time. Prudential offers a wide range of mutual funds to help our shareholders diversify, as well as several balanced and diversified funds to allow one-decision diversification.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Municipal Bond Fund--High Income Series
Prudential Municipal Bond Fund--Insured Series

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1999    HIGH INCOME SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--96.5%
------------------------------------------------------------------------------------------------------------------------------
Arizona--1.7%
Coconino Cnty. Pol. Ctrl. Corp. Rev.
   Tucson Elec. Pwr., Navajo A, A.M.T.                        B2               7.125%      10/01/32   $  5,000     $    5,519,050
   Tucson Elec. Pwr., Navajo B                                B2               7.00        10/01/32      1,700          1,880,506
Pima Cnty. Ind. Dev. Auth.,
   Multifam. Mtge. Rev., La Cholla Proj., A.M.T.              NR               8.50         7/01/20      9,575         10,712,797
   Tuscon Elec. Pwr. Co., Ser. A, A.M.T.                      B2               6.10         9/01/25      2,000          2,008,360
                                                                                                                   --------------
                                                                                                                       20,120,713
------------------------------------------------------------------------------------------------------------------------------
Arkansas--0.9%
Northwest Arkansas Reg'l. Arpt. Auth.
   Rev., A.M.T.                                               NR               7.00         2/01/10      3,000          3,279,750
   Rev., A.M.T.                                               NR               7.625        2/01/27      7,000          8,027,810
                                                                                                                   --------------
                                                                                                                       11,307,560
------------------------------------------------------------------------------------------------------------------------------
California--9.7%
Abag Fin. Auth. For Nonprofit Corps. Ref. Amer. Baptist
   Homes.,
   Ser. A                                                     BBB(b)            6.20       10/01/27      3,200          3,383,488
California Hsg. Fin. Agcy. Rev., Home Mtge., Ser. G,
   A.M.T.                                                     Aa2               8.15        8/01/19        655            668,965
Corona Ctfs. of Part., Vista Hosp. Sys. Inc., Ser. C          NR                8.375       7/01/11     10,000(e)       9,992,800
Delano Ctfs. of Part., Reg'l. Med. Ctr., Ser. A               NR                9.25        1/01/22      6,620(c)       8,039,791
Folsom Spec. Tax Dist. No. 2                                  NR                7.70       12/01/19      3,130(c)       3,273,135
Long Beach Harbor Rev. Ref., Ser. A., F.G.I.C., A.M.T.        Aaa               6.00        5/15/19      4,000          4,497,120
Long Beach Redev. Agcy. Hsg.,
   Multifam. Hsg. Rev., Pacific Court Apts.                   NR                6.95        9/01/23      6,195(e)       3,407,312
   Multifam. Hsg. Rev., Pacific Court Apts., Issue B          NR                6.80        9/01/13      3,805(e)       2,092,788
Los Angeles Regl. Arpts. Impvt. Corp., Cont. Air
   Sublease, A.M.T.                                           NR                9.25        8/01/24     10,185         11,943,338
Orange Cnty. Cmnty. Loc. Trans. Auth., Reg. Linked
   Savrs. & Ribs                                              NR                6.20        2/14/11      7,000          8,105,160
Richmond Redev. Agcy. Rev., Multifam. Bridge Affordable
   Hsg.                                                       NR                7.50        6/01/23     10,000         10,539,200
Roseville Joint Union H.S. Dist.,
   Ser. B, F.G.I.C.                                           Aaa             Zero          8/01/09      1,740          1,103,648
   Ser. B, F.G.I.C.                                           Aaa             Zero          8/01/11      1,890          1,068,398
   Ser. B, F.G.I.C.                                           Aaa             Zero          8/01/14      2,220          1,056,187
Sacramento City Fin. Auth. Rev., Tax Alloc., M.B.I.A.         Aaa             Zero         11/01/15      5,695          2,524,935
Sacramento Cnty. Spec. Tax Rev., Dist. No. 1                  NR                8.25       12/01/20      4,500(c)       4,915,080
San Joaquin Hills Trans. Corr. Agcy.,
   Toll Rd. Rev.                                              Aaa             Zero          1/01/14      8,420          4,168,826
   Toll Rd. Rev.                                              Aaa             Zero          1/01/25     10,000          2,696,200

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1999    HIGH INCOME SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
California (cont'd.)
San Luis Obispo Ctfs. of part., Vista Hosp. Sys., Inc.        NR               8.375%       7/01/29   $  4,000     $    3,995,720
Santa Margarita/Dana Point Auth., Impvt. Dist.,
   Ser. A, M.B.I.A.                                           Aaa              7.25         8/01/13      1,990          2,538,345
   Ser. B, M.B.I.A.                                           Aaa              7.25         8/01/12      3,000          3,801,990
So. California Pub. Pwr. Auth. Trans., Cap. Apprec.           Aa               Zero         7/01/14      8,500          4,036,395
So. San Francisco Redev. Agcy., Tax Alloc., Gateway
   Redev. Proj.                                               NR               7.60         9/01/18      2,375(c)       2,713,936
So. Tahoe Joint Pwrs. Fin.                                    NR               8.00        10/01/01      5,795(c)       5,807,517
Turlock Irrigation Dist. Rev., Ser. A, M.B.I.A.               Aaa              6.25         1/01/12      5,000          5,827,050
Victor Valley Union H.S. Dist.,
   Gen. Oblig., M.B.I.A.                                      Aaa              Zero         9/01/12      3,605          1,935,128
   Gen. Oblig., M.B.I.A.                                      Aaa             Zero          9/01/14      4,740          2,273,020
   Gen. Oblig., M.B.I.A.                                      Aaa             Zero          9/01/16      3,990          1,706,443
                                                                                                                   --------------
                                                                                                                      118,111,915
------------------------------------------------------------------------------------------------------------------------------
Colorado--3.3%
Denver Urban Ren. Auth. Tax,
   Inc. Rev.                                                  NR                7.50        9/01/04      3,000          3,246,570
   Inc. Rev.                                                  NR                7.75        9/01/16      4,000          4,584,160
Denver Co. Hlth & Hosp. Rev., Ser. A                          Baa2              5.375      12/01/28      5,000          4,845,050
Lake Creek Affordable Hsg. Corp. Multifamily Rev.,
   Ser. A                                                     NR                6.25       12/01/23     13,215         13,292,704
   Ser. B                                                     NR                7.00       12/01/23      1,050          1,055,848
San Migual Cnty., Mountain Vlge. Met. Dist.                   NR                8.10       12/01/11      2,160(c)       2,486,463
San Migual Cnty., Mountain Vlge. Met. Dist.                   NR                8.10       12/01/11      1,040          1,164,914
Superior Met. Dist. No. 1, Wtr. & Swr., Rev.                  NR                8.50       12/01/13      8,900          9,862,802
                                                                                                                   --------------
                                                                                                                       40,538,511
------------------------------------------------------------------------------------------------------------------------------
Connecticut--1.3%
Connecticut St. Dev. Auth. Mystic Marinelife Aquarium
   Proj. Rev.                                                 NR                7.00       12/01/27      1,500          1,585,935
Connecticut St. Dev. Auth. Pollutn. Ctl. Rev.
   Ref. Connecticut Light & Pwr., A.M.T.                      Ba3               5.95        9/01/28      5,000          4,984,400
Connecticut St. Dev. Auth. Swr., Netco Waterbury Ltd.         NR                9.375       6/01/16      7,600          8,893,140
                                                                                                                   --------------
                                                                                                                       15,463,475
------------------------------------------------------------------------------------------------------------------------------
District of Columbia--1.0%
Dist. of Columbia Ref., Ser. B., M.B.I.A.                     Aaa               6.00        6/01/20      2,000          2,250,280
Dist. of Columbia Rev., Nat'l. Public Radio                   NR                7.625       1/01/18      8,800          9,482,968
                                                                                                                   --------------
                                                                                                                       11,733,248

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1999    HIGH INCOME SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Florida--4.1%
Bayside Impt. Cmmty. Dev. Dist. Ser. B                        NR               6.375%       5/01/18   $  1,020     $    1,024,794
Crossings At Fleming Island Cmnty. Dev. Dist., Clay City      NR               8.25         5/01/16      7,550          8,292,618
Florida Hsg. Fin. Agcy., Palm Aire Proj., Multifam.
   Mtge. Rev., A.M.T.                                         NR              10.00         1/01/20      9,102(e)       8,692,574
Florida Hsg. Fin. Corp. Rev.,
   Cypress Trace Apts., Ser. G, A.M.T.                        NR               6.60         7/01/38      4,750          4,790,517
   Westchase Apts., Ser. B, A.M.T.                            NR               6.61         7/01/38      4,000          4,034,080
No. Springs Impvt. Dist. Wtr. Mgt.,
   Ser. A                                                     NR               8.20         5/01/24      1,935          2,264,221
   Ser. A                                                     NR               8.30         5/01/24      1,680          1,853,006
Northern Palm Beach Cnty. Impt. Ref., Wtr. Ctl. & Impt.
   Unit Dev.                                                  NR               6.00         8/01/10      2,990          3,048,514
Orlando Util. Comm., Wtr. & Elec. Rev., Ser. D                Aa2              6.75        10/01/17      2,000          2,428,660
Palm Beach Cnty. Hsg. Auth., Banyan Club Apts.                NR               7.75         3/01/23      4,410          4,767,960
Sarasota Hlth. Facs., Kobernick Hsg. Meadow Park Proj.        Aaa             10.00         7/01/22      6,785(c)       8,108,550
                                                                                                                   --------------
                                                                                                                       49,305,494
------------------------------------------------------------------------------------------------------------------------------
Georgia--3.2%
Atlanta Arpt. Facs. Rev., M.B.I.A., A.M.T.                    Aaa              Zero         1/01/10      2,000          1,131,920
Atlanta Urban Res. Fin. Auth., Clark Atlanta Univ. Dorm.
   Proj.                                                      NR                9.25        6/01/10      4,255(c)       4,607,824
Atlanta Wtr. Rev. Ser. A, F.G.I.C.                            Aaa               5.50       11/01/22      3,000          3,210,330
Effingham Cnty. Dev. Auth., Ft. Howard Corp.                  Baa3              7.90       10/01/05     10,000         10,422,800
Fulton Cnty. Wtr. & Swr. Rev., F.G.I.C.                       Aaa               6.375       1/01/14      5,810(c)       6,779,921
Fulton Cnty. Wtr. & Swr. Rev., F.G.I.C.                       Aaa               6.375       1/01/14        190            220,125
Henry Cnty. Wtr. & Swg. Auth. Rev., A.M.B.A.C.                Aaa               6.15        2/01/20      3,000          3,459,090
Rockdale Cnty. Dev. Auth., Solid Wste. Disp. Rev.             NR                7.50        1/01/26      8,100          8,573,445
                                                                                                                   --------------
                                                                                                                       38,405,455
------------------------------------------------------------------------------------------------------------------------------
Hawaii--0.6%
Hawaii Cnty. Impvt. Dist. No. 17                              NR                9.50        8/01/11      6,320          6,771,564
------------------------------------------------------------------------------------------------------------------------------
Illinois--9.1%
Chicago Brd. of Edl.,
   Capital Appreciation Schl. Ref. Ser. A, F.G.I.C.           Aaa             Zero         12/01/20      5,745          1,849,603
   Lease Ctfs., Ser. A, M.B.I.A.                              Aaa               6.00        1/01/20     10,000         11,264,600
   Ref. Schl. Ser. A, F.G.I.C.                                Aaa               5.25       12/01/23      4,775          4,908,413

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1999    HIGH INCOME SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Illinois (cont'd.)
Chicago O'Hare Int'l. Arpt.,
   Amer. Airlines Proj., Ser. B                               Baa2              8.20%      12/01/24   $  1,000     $    1,173,690
   United Airlines, Ser. B, A.M.T.                            Baa2              8.45        5/01/07      6,000          6,354,060
   United Airlines, Ser. B, A.M.T.                            Baa2              8.50        5/01/18      6,500          6,889,025
   United Airlines, Ser. B                                    Baa2              8.85        5/01/18      2,585          2,829,334
   United Airlines, Ser. B, A.M.T.                            Baa2              8.95        5/01/18      2,225          2,435,085
Chicago Pub. Bldg.
   Comm. Rev., Ser. A, M.B.I.A.                               Aaa               7.00        1/01/20      6,530          8,170,858
   Ref. Schl. Ref. Ser. B, F.G.I.C.                           Aaa               5.25       12/01/18      3,720          3,854,032
Chicago Wtr. Rev., F.G.I.C.                                   Aaa               6.50       11/01/15      3,005          3,575,139
Hennepin Ind. Dev. Rev., Exolon-Esk Co. Proj.                 NR                8.875       1/01/18      7,900          8,738,269
Illinois Reg'l. Trans. Auth. Ref., F.G.I.C.                   Aaa               6.00        6/01/14      3,530          3,993,065
Illinois St. Hlth. Facs. Auth. Rev.,
   Adventist Living Ctr.                                      NR               11.00       12/01/15      2,245(e)         202,010
   Beacon Hill Proj., Ser. A                                  NR                9.00        8/15/19      7,021          7,217,869
   Midwest Physician Group Ltd. Proj.                         BBB-(b)           8.10       11/15/14      3,010(c)       3,650,437
   Midwest Physician Group Ltd. Proj.                         BBB-(b)           8.125      11/15/19      3,285(c)       3,987,826
Illinois, Ser. K, A.M.B.A.C.                                  Aaa               6.25        1/01/13      5,000          5,758,300
Kane And De Kalb Cntys. Sch.,
   Dist. No. 301, Cap. Apprec. A.M.B.A.C.                     Aaa             Zero         12/01/11      3,360          1,833,720
   Dist. No. 301, Cap. Apprec. A.M.B.A.C.                     Aaa             Zero         12/01/13      4,065          1,975,183
Metropolitan Pier & Exposition Auth. Dedicated St. Tax
   Rev., F.G.I.C.                                             Aaa               5.50        6/15/29      7,000          7,446,110
Vlge. of Robbins, Cook Cnty. Robbins Res. Rec., A.M.T.        NR                8.375      10/15/16     14,000(e)       7,525,000
Winnebago Cnty. Hsg. Auth., Park Tower Assoc., Sec. 8         NR                8.125       1/01/11      3,769          4,056,636
                                                                                                                   --------------
                                                                                                                      109,688,264
------------------------------------------------------------------------------------------------------------------------------
Indiana--2.2%
Bluffton Econ. Dev. Rev., Kroger Co. Proj.                    Baa3              7.85        8/01/15      7,500          8,317,725
Indiana Transn. Fin. Auth. Hwy. Rev., Ser. A                  Aa2               5.50       12/01/22      3,990          4,218,627
Indianapolis Int'l. Arpt. Auth. Rev., Federal Express
   Corp. Proj., A.M.T.                                        Baa2              7.10        1/15/17      6,000          6,685,620
Wabash Econ. Dev. Rev. Bonds, Connell Ltd., A.M.T.            NR                8.50       11/24/17      7,250          7,885,825
                                                                                                                   --------------
                                                                                                                       27,107,797
------------------------------------------------------------------------------------------------------------------------------
Iowa--2.5%
City of Cedar Rapids Rev.,
   1st Mtge., Cottage Grove Place Proj.                       NR                9.00        7/01/18      9,375(c)      11,895,563
   1st Mtge., Cottage Grove Place Proj.                       NR                9.00        7/01/25      4,435(c)       5,627,394

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1999    HIGH INCOME SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Iowa (cont'd.)
Iowa St. Fin. Auth., Hlth. Care Facs. Rev., Mercy Hlth.
   Initiatives Proj.                                          NR                9.25%       7/01/25   $ 10,000     $   13,161,500
                                                                                                                   --------------
                                                                                                                       30,684,457
------------------------------------------------------------------------------------------------------------------------------
Kentucky--0.9%
Kentucky St. Tpke. Auth. Rev., F.G.I.C.                       Aaa             Zero          1/01/10      8,250          5,041,410
Owensboro Elec. Lt. & Pwr. Rev.,
   Ser. B, A.M.B.A.C.                                         Aaa             Zero          1/01/14      5,000          2,436,850
   Ser. B, A.M.B.A.C.                                         Aaa             Zero          1/01/16      6,650          2,881,711
                                                                                                                   --------------
                                                                                                                       10,359,971
------------------------------------------------------------------------------------------------------------------------------
Louisiana--2.8%
Hodge Util. Rev., Stone Container Corp., A.M.T.               NR                9.00        3/01/10      7,000          7,314,020
New Orleans Home Mtge. Auth. Rev., Sngl. Fam. Mtge.,
   Ser. A, G.N.M.A., A.M.T.                                   Aaa               8.60       12/01/19      1,670(f)       1,722,204
New Orleans Ind. Dev. Rev.                                    BBB(b)            8.75       10/01/19      3,600          4,276,476
New Orleans, Gen Oblig., Cap. Apprec., A.M.B.A.C.             Aaa             Zero          9/01/18      3,090          1,142,991
St. Charles Parish Poll. Ctrl. Rev.,
   Pwr. & Lt. Co.                                             Baa3              8.25        6/01/14     10,000         10,325,800
   Pwr. & Lt. Co., Ser. 1989                                  Baa3              8.00       12/01/14      3,500          3,668,875
West Feliciana Parish Poll. Ctrl. Rev., Gulf St. Util.
   Co. Proj.                                                  NR                9.00        5/01/15      5,250          5,633,513
                                                                                                                   --------------
                                                                                                                       34,083,879
------------------------------------------------------------------------------------------------------------------------------
Maryland--1.3%
Northeast Wste. Disp. Auth.,
   Sludge Comp. Fac.                                          NR                7.25        7/01/07      3,769          4,132,181
   Sludge Comp. Fac., A.M.T.                                  NR                8.50        7/01/07      2,995          3,345,864
Washington Sub. San. Dist.
   Ref., Gen. Const.                                          Aa1               6.00        6/01/18      3,705          4,226,330
   Ref., Gen. Const.                                          Aa1               6.00        6/01/19      3,940          4,500,741
                                                                                                                   --------------
                                                                                                                       16,205,116
------------------------------------------------------------------------------------------------------------------------------
Massachusetts--3.9%
Boston Ind. Dev. Fin. Auth. Rev.,
   First Mtge. Springhouse Proj.                              NR                9.25        7/01/15      8,000(c)      10,088,000
   First Mtge. Springhouse Proj.                              NR                6.00        7/01/28      4,000          3,994,120

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1999    HIGH INCOME SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Massachusetts (cont'd.)
Mass. Bay Trans. Auth., Gen. Trans. Sys., Ser. A,
   F.G.I.C.                                                   Aaa               7.00%       3/01/21   $  7,500     $    9,432,300
Mass. St. Coll. Bldg. Proj. and Ref. Bonds                    Aa3               7.50        5/01/14      1,750          2,247,245
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
   Cardinal Cushing Gen. Hosp.                                NR                8.875       7/01/18      7,500          7,727,700
   St. Josephs Hosp., Ser. C                                  NR                9.50       10/01/20      5,610(c)       5,863,348
Massachusetts St. Indl. Fin. Agcy.
   Ref., Chestnut Knoll Proj. A                               NR                5.50        2/15/18      1,250          1,213,562
   Ref., Chestnut Knoll Proj. A                               NR                5.625       2/15/25      1,250          1,209,438
Randolph Hsg. Auth., Multifam. Hsg., Liberty Place Proj.
   A, Ser. A                                                  NR                9.00       12/01/21      5,810          6,016,894
                                                                                                                   --------------
                                                                                                                       47,792,607
------------------------------------------------------------------------------------------------------------------------------
Michigan--4.4%
Dexter Cmnty. Schs., F.G.I.C.                                 Aaa               5.10        5/01/18      2,250          2,299,635
Grand Rapids Dev. Auth.
   Cap. Apprec., M.B.I.A.                                     Aaa             Zero          6/01/10      3,000          1,788,600
   Cap. Apprec., M.B.I.A.                                     Aaa             Zero          6/01/11      3,160          1,776,994
   Cap. Apprec., M.B.I.A.                                     Aaa             Zero          6/01/12      3,000          1,594,230
Gratiot Cnty. Econ. Dev. Corp., Danley Die Proj. Connell
   L.P.                                                       NR                7.625       4/01/07      3,200          3,433,056
Holland Sch. Dist., Cap. Apprec., A.M.B.A.C.                  Aaa             Zero          5/01/17      2,950          1,178,968
Lowell Area Sch., F.G.I.C.                                    Aaa             Zero          5/01/14      5,000          2,379,900
Michigan St. Hosp. Fin. Auth. Rev., Saratoga Cmnty.
   Hosp.                                                      NR                8.75        6/01/10      6,065(c)       6,909,248
Michigan St. Strategic Fd. Res. Recovery Ltd. Oblig.
   Rev.,
   Central Wayne Energy Rec. A, A.M.T.                        NR                6.90        7/01/19      1,500          1,532,835
   Central Wayne Energy Rec. A                                NR                7.00        7/01/27      3,500          3,603,950
Michigan Strategic Fund, Great Lakes Pulp & Fiber Proj.       NR                8.00       12/01/27     13,085          9,159,507
Michigan Strategic Fund, Solid Wste. Disp., Gennese Pwr.
   Station, A.M.T.                                            NR                7.50        1/01/21     10,000         10,721,400
Wayne Cnty. Bldg. Auth., Ser. A, A.M.T.                       Baa2              8.00        3/01/17      3,500(c)       3,951,290
West Ottawa Sch. Dist.,
   F.G.I.C.                                                   Aaa             Zero          5/01/15      4,825          2,168,741
   F.G.I.C.                                                   Aaa             Zero          5/01/18      3,000          1,128,900
                                                                                                                   --------------
                                                                                                                       53,627,254
------------------------------------------------------------------------------------------------------------------------------
Mississipi--1.5%
Claiborne Cnty. Poll. Ctrl. Rev., Mid. So. Engy. Sys.,
   Ser. A                                                     Ba1               9.50       12/01/13      8,260          8,536,214
Mississippi Bus. Fin. Corp. Pollutn. Ctl. Rev., Sys.
   Engy. Res., Inc.                                           Ba1               5.875       4/01/22      9,500          9,532,205
                                                                                                                   --------------
                                                                                                                       18,068,419

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1999    HIGH INCOME SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Missouri--2.2%
Bridgeton Ind. Dev. Auth. SR. Hsg. Rev., Sarah Cmnty.
   Proj.                                                      NR                5.90%       5/01/28   $  4,250     $    4,163,342
Sikeston Elec. Rev. Ref., M.B.I.A.                            Aaa               6.00        6/01/15      9,250         10,562,297
St. Louis Cnty. Ind. Dev. Auth. Rev.,
   Soemm Proj.                                                NR               10.25        7/01/08      1,475          1,479,912
   Soemm Proj., A.M.T.                                        NR               10.25        7/01/08        560            561,865
St. Louis Cnty. Reg. Conv. & Sports Comp., Ser. C             Aaa               7.90        8/15/21      8,820         10,245,665
                                                                                                                   --------------
                                                                                                                       27,013,081
------------------------------------------------------------------------------------------------------------------------------
Nebraska--0.4%
Kearney Ind. Dev. Rev.,
   Cap. Apprec. Great Platte Rvr. Rd.                         NR              Zero          1/01/17      4,000          2,451,120
   Great Platte Rvr. Rd.                                      NR                6.75        1/01/28      2,750          2,645,748
                                                                                                                   --------------
                                                                                                                        5,096,868
------------------------------------------------------------------------------------------------------------------------------
Nevada--0.3%
Clark Cnty. Ind. Dev. Rev., Ref. Pwr. Co., Ser. B,
   A.M.T.                                                     BBB-(b)           5.90       10/01/30      3,500          3,582,740
------------------------------------------------------------------------------------------------------------------------------
New Hampshire--1.5%
New Hampshire Higher Edl. & Hlth. Facs. Auth. Rev.,
   Antioch College                                            NR                7.875      12/01/22      5,260          5,808,302
   Havenwood/Heritage Heights                                 NR                9.75       12/01/19      7,385(c)       7,876,841
New Hampshire St. Bus. Pollutn. Ref., Pub. Svc. Co.,
   A.M.T.                                                     Ba3               6.00        5/01/21      5,000          4,984,850
                                                                                                                   --------------
                                                                                                                       18,669,993
------------------------------------------------------------------------------------------------------------------------------
New Jersey--6.7%
Hudson Cnty. Improvement Auth. Rev., A.M.T.                   BBB-(b)           6.125       1/01/29      3,000          2,991,150
New Jersey Econ. Dev. Auth. Rev.,
   Development Rev.                                           NR              Zero          4/01/12      1,115            502,519
   Fellowship Vlge., Proj. A                                  Aaa               9.25        1/01/25     11,500(c)      14,613,625
   Kaplowski Rd., Ser. A                                      NR                6.375       4/01/31      7,000          7,193,550
   Leisure Park Proj. Ser. A                                  NR                5.875      12/01/27      1,000            979,070
   Ref. Newark Arpt. Marriot Hotel                            NR                7.00       10/01/14      3,800          4,153,362
New Jersey Hlthcare Facs., Fin. Auth. Rev.                    NR                8.00        7/01/27      5,000          5,418,700
New Jersey St. Edl. Facs. Auth. Rev., Felician College
   of Lodi,
   Ser. D.                                                    NR                7.375      11/01/22      4,000          4,365,160
New Jersey St. Ref., Ser. E                                   Aa1               6.00        7/15/10     10,000         11,346,000
New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A.             Aaa               6.50        1/01/16     11,000         13,094,290
New Jersey St. Trans. Trust Fund Auth., Trans. Sys.,
   M.B.I.A.                                                   Aaa               6.50        6/15/11     14,500         17,096,950
                                                                                                                   --------------
                                                                                                                       81,754,376

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1999    HIGH INCOME SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New Mexico--0.4%
Farmington Pollutn. Ctrl. Rev.,
   Ref., Pub. Svc. Co. A                                      Ba1               5.80%       4/01/22   $  1,500     $    1,508,205
   Ref., Pub. Svc. Co. B                                      Ba1               5.80        4/01/22      3,000          3,016,410
                                                                                                                   --------------
                                                                                                                        4,524,615
------------------------------------------------------------------------------------------------------------------------------
New York--4.4%
Met. Trans. Auth. Facs. Rev., Ser. N, F.G.I.C.                Aaa             Zero          7/01/13      8,340          4,211,783
New York City Ind. Dev. Agcy.,
   Bklyn. Navy Yard Cogen Partners, A.M.T.                    Baa3              6.20       10/01/22      8,175          9,078,665
   Mesorah Pub. Ltd., A.M.T.                                  NR               10.25        3/01/19      1,834          1,911,908
   Visy Paper Inc. Proj., A.M.T.                              NR                7.95        1/01/28      4,000          4,406,600
New York N.Y.
   Prerefunded, Ser. I                                        A3                6.25        4/15/27      1,480          1,690,811
   Unrefunded Balance, Ser. I                                 A3                6.25        4/15/27      1,520          1,676,864
New York N.Y.C. Ind. Dev. Agcy. Rev.,
   Ref. Laguardia Assoc. L.P. Proj.                           NR                6.00       11/01/28      4,000          4,025,760
New York St. Dorm. Auth. Rev. Comm. College Ser. A            BBB+(b)           5.00        7/01/28      4,275          4,085,318
New York St. Dorm. Auth. Rev.,
   Colgate Univ., M.B.I.A.                                    Aaa               6.00        7/01/21      3,350          3,805,299
   Memorial Sloan Kettering Cancer Ctr. M.B.I.A.              Aaa               5.75        7/01/20      5,000          5,513,700
Port Auth. of New York & New Jersey, USAir LaGuardia
   Arpt., A.M.T.                                              Ba2               9.125      12/01/15      4,000          4,346,680
Rockland Cnty. Ind. Dev. Agcy. Rev.,
   Dominican Coll. Proj.                                      NR                5.90        5/01/10      2,090          2,117,003
   Dominican Coll. Proj.                                      NR                6.25        5/01/28      3,000          3,035,670
Suffolk County Ind. Dev. Agcy. Ind. Dev. Revenue, A.M.T.      NR                5.50        1/01/23      3,000          3,007,950
                                                                                                                   --------------
                                                                                                                       52,914,011
------------------------------------------------------------------------------------------------------------------------------
North Dakota--1.0%
Mercer Cnty., Antelope Valley Station, A.M.B.A.C.             Aaa               7.20        6/30/13     10,000         12,358,900
------------------------------------------------------------------------------------------------------------------------------
Ohio--4.4%
Cleveland Pub. Pwr. Sys. Rev.,
   1st Mtge., M.B.I.A.                                        Aaa             Zero         11/15/12      1,000            521,910
   1st Mtge., M.B.I.A.                                        Aaa             Zero         11/15/13      1,500            738,780
   1st Mtge., Ser. A, M.B.I.A., A.M.T.                        Aaa             Zero         11/15/09      3,000          1,863,180
Franklin Cnty. Hosp. Rev., Senior Doctors Hlth. Corp.         Baa3              5.60       12/01/28     10,000          9,759,600
Mahoning Valley San. Dist. Wtr. Rev.                          NR                7.75        5/15/19      8,000          8,813,440

--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1999    HIGH INCOME SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Ohio (cont'd.)
Montgomery Cnty. Hlthcare. Facs. Rev., Friendship Vlge.
   Dayton,
   Proj. B                                                    NR                9.25%       2/01/16   $  4,500(c)  $    4,779,495
Ohio St. Air Quality Dev. Auth. Ref., Amt. Coll. Poll.
   Ctrl.,
   Ser. A                                                     Ba1               6.10        8/01/20      3,000          3,075,480
Ohio St. Solid Wste. Rev.,
   Cscltd. Proj., A.M.T.                                      NR                8.50        8/01/22      7,000          7,257,600
   Rep. Eng. Steels Inc., A.M.T.                              NR                9.00        6/01/21      2,250          2,446,808
Ohio St. Wtr. Dev. Auth. Poll. Ctrl. Facs., 1st Mtge.,
   Toledo Edison, A.M.T.                                      Ba1               8.00       10/01/23      5,500          6,240,630
Stark Cnty. Hlthcare. Facs. Rev., Rose Lane Inc. Proj.        NR                9.00       12/01/23      6,135(c)       7,334,883
                                                                                                                   --------------
                                                                                                                       52,831,806
------------------------------------------------------------------------------------------------------------------------------
Oklahoma--1.9%
Grand River Dam Auth. Rev., A.M.B.A.C.                        Aaa               6.25        6/01/11     12,000         13,855,680
Oklahoma Dev. Fin. Auth. Rev. Ref. Healthcare Ser. A          Baa2              5.625       8/15/29      4,000          3,980,000
Tulsa Ind. Dev. Auth., Univ. Tulsa, Ser. A, M.B.I.A.          Aaa               6.00       10/01/16      4,250(f)       4,809,427
                                                                                                                   --------------
                                                                                                                       22,645,107
------------------------------------------------------------------------------------------------------------------------------
Oregon--0.4%
Klamath Falls Elec. Rev. Ref. Sr. Lien                        NR                6.00        1/01/25      5,000          5,032,850
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--3.7%
Allegheny Cnty. Hosp. Rev., West Penn. Hosp. Hlth. Ctr.       NR                8.50        1/01/20      2,800          2,934,764
Berks Cnty. Mun. Auth. Rev.,
   Adventist Living Ctrs. Proj.                               NR               11.00       12/01/15        367(e)          33,072
   Alvernia Coll. Proj.                                       NR                7.75       11/15/16      5,240          5,757,921
Dauphin Cnty. Gen. Auth. Hosp. Rev., NW Med. Ctr. Proj.       BBB-(b)           8.625      10/15/13      6,370          7,493,095
Philadelphia Auth., Ind. Dev. Rev.                            NR                7.75       12/01/17      5,000          5,554,650
Philadelphia Hosps. & Higher Ed. Facs. Auth. Rev.,
   Grad. Hlth. Sys.                                           Ca                7.00        7/01/05      2,500(e)         950,000
   Grad. Hlth. Sys.                                           Ca                7.25        7/01/18      3,435(e)       1,305,300
   Grad. Hlth. Sys., Ser. A                                   Ca                6.25        7/01/13      3,050(e)       1,159,000
Philadelphia Wtr. & Wstewtr. Auth. Rev.,
   M.B.I.A.                                                   Aaa               6.25        8/01/10      2,500          2,851,900
   M.B.I.A.                                                   Aaa               6.25        8/01/12      3,000          3,451,350
Somerset Cnty. Hosp. Auth. Rev.,
   Hlthcare 1st Mtge.                                         NR                8.40        6/01/09      2,185          2,421,789
   Hlthcare 1st Mtge.                                         NR                8.50        6/01/24      8,805          9,768,619

--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1999    HIGH INCOME SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania (cont.d)
Wilkes Barre Gen. Mun. Auth. Coll. Rev., Misericordia
   Coll.,
   Ser. A                                                     NR                7.75%      12/01/12   $  1,245     $    1,348,472
                                                                                                                   --------------
                                                                                                                       45,029,932
------------------------------------------------------------------------------------------------------------------------------
Rhode Island--0.9%
Rhode Island Redev. Agcy., Ser. A                             NR                8.00        9/01/24     10,430         11,326,459
------------------------------------------------------------------------------------------------------------------------------
South Carolina--0.4%
So. Carolina St. Hsg. Fin. & Dev. Auth., Homeownership
   Mtge., A.M.T.                                              Aa2               7.75        7/01/22      4,345          4,519,539
------------------------------------------------------------------------------------------------------------------------------
South Dakota--0.7%
Education Lns. Inc. Student Ln. Rev., A.M.T.                  A2                5.60        6/01/20      3,300          3,323,661
So. Dakota Econ. Dev. Fin. Auth., Dakota Park, A.M.T.         NR               10.25        1/01/19      4,855          5,031,188
                                                                                                                   --------------
                                                                                                                        8,354,849
------------------------------------------------------------------------------------------------------------------------------
Tennessee--2.9%
Memphis Center City Rev. Fin. Corp. Ser. B                    NR                6.50        9/01/28     26,000         26,382,720
Rutherford Cnty. Hlth. & Edl. Facs., Brd. 1st Mtge. Rev.      NR                9.50       12/01/19      7,300          8,391,423
                                                                                                                   --------------
                                                                                                                       34,774,143
------------------------------------------------------------------------------------------------------------------------------
Texas--3.4%
Austin Rev., Ref. Sub. Lien, M.B.I.A.                         Aaa               5.25        5/15/25      5,000          5,151,200
Beaumont Hsg. Fin. Corp., Sngl. Fam. Mtge. Rev.               A                 9.20        3/01/12      1,165          1,280,207
Brazos River Auth. Texas Rev. Reliant Energy Proj. A          Baa1              5.375       4/01/19      4,000          3,988,000
Houston Wtr. & Swr. Sys. Rev., Ser. C, A.M.B.A.C.             Aaa             Zero         12/01/10      5,000          2,908,950
Keller Ind. Sch. Dist., Cap. Apprec. Ref., Ser. A,
   P.S.F.G.                                                   Aaa             Zero          8/15/17      4,075          1,601,923
Meadow Parc Dev. Inc. Multifamily Rev. Housing Meadow
   Proj.                                                      NR                6.50       12/01/30      5,000          5,006,700
New Braunfels Ind. Sch. Dist.,
   Cap. Apprec., P.S.F.G.                                     Aaa             Zero          2/01/08      2,365          1,600,656
   Cap. Apprec., P.S.F.G.                                     Aaa             Zero          2/01/09      2,365          1,516,296
   Cap. Apprec., P.S.F.G.                                     Aaa             Zero          2/01/12      2,365          1,275,610
Round Rock Ind. Sch. Dist., Gen. Oblig., M.B.I.A.             Aaa             Zero          8/15/11      4,385          2,438,937
San Antonio Elec. & Gas Rev.,
   F.G.I.C.                                                   Aaa             Zero          2/01/09      5,000          3,205,700
   F.G.I.C., Ser. B                                           Aaa             Zero          2/01/12      7,500          4,045,275
Texas Mun. Pwr. Agcy. Rev., M.B.I.A.                          Aaa             Zero          9/01/15     16,300          7,194,005
                                                                                                                   --------------
                                                                                                                       41,213,459

--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1999    HIGH INCOME SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Utah--0.5%
Carbon Cnty. Solid Wste. Disp. Rev. Ref., Laidlaw
   Environmental,
   Ser. A, A.M.T.                                             NR                7.45%       7/01/17   $  1,500     $    1,631,655
Tooele Cnty Poll. Ctrl. Rev. Ref., Laidlaw
   Environmental, Ser. A, A.M.T.                              NR                7.55        7/01/27      4,000          4,372,320
                                                                                                                   --------------
                                                                                                                        6,003,975
------------------------------------------------------------------------------------------------------------------------------
Virginia--1.8%
Loudoun Cnty. Ind. Dev. Auth., Rev.                           NR                7.125       9/01/15      2,000          2,182,600
Norfolk Redev. & Hsg. Auth., Multifam. Rental Hsg. Fac.
   Rev., A.M.T.                                               NR                8.00        9/01/26      6,000          6,207,360
Pittsylvania Cnty. Ind. Dev. Auth. Rev. Multitrade,
   A.M.T.                                                     NR                7.55        1/01/19      9,000          9,802,890
Pocahontas Pkwy. Assoc. Toll Rd. Rev.,
   Cap. Apprec., Ser. B                                       Baa3            Zero          8/15/16      7,000          2,604,560
   Cap. Apprec., Ser. C                                       Ba1             Zero          8/15/16      3,300          1,169,487
                                                                                                                   --------------
                                                                                                                       21,966,897
------------------------------------------------------------------------------------------------------------------------------
Washington--2.5%
Bellevue Conv. Ctr. Auth.,
   King City, Oblig. Rev., M.B.I.A.                           Aaa             Zero          2/01/10        870            524,062
   King City, Oblig. Rev., M.B.I.A.                           Aaa             Zero          2/01/11      1,200            681,684
   King City, Oblig. Rev., M.B.I.A.                           Aaa             Zero          2/01/12      1,300            698,568
   King City, Oblig. Rev., M.B.I.A.                           Aaa             Zero          2/01/14      1,385            663,609
Chelan Cnty. Pub. Util., Dist. No. 1, Columbia River
   Rock,
   Hydro Elec. Sys. Rev. M.B.I.A.                             Aaa             Zero          6/01/15      7,585          3,347,564
Thurston Cnty. Sch. Dist. 333,
   F.G.I.C.                                                   Aaa             Zero         12/01/12      6,830          3,524,212
   F.G.I.C., Ser. B                                           Aaa             Zero         12/01/11      6,415          3,500,986
Washington St. Ref., Ser R, 97A                               Aa1             Zero          7/01/16      7,000          2,953,300
Washington St. Pub. Pwr. Supply Sys. Rev.,
   Nuclear Proj. No. 1, Ser. B                                Aa1               7.25        7/01/09      5,000          5,907,550
   Nuclear Proj. No. 3, M.B.I.A.                              Aaa             Zero          7/01/17      5,000          1,967,400
   Nuclear Proj. No. 3, Ser. B, M.B.I.A.                      Aaa               7.125       7/01/16      5,000          6,240,900
                                                                                                                   --------------
                                                                                                                       30,009,835

--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1999    HIGH INCOME SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
West Virginia--0.9%
So. Charleston Ind. Dev. Rev., Union Carbide Chem. &
   Plastics Co., A.M.T.                                       Baa2              8.00%       8/01/20   $  2,450     $    2,592,737
Weirton Poll. Ctrl. Rev., Weirton Steel Proj.                 B2                8.625      11/01/14      4,000          4,048,440
West Virginia St. Pkwys. Econ. Dev. & Tourism Auth.,
   F.G.I.C.                                                   Aaa               8.022       5/16/19      3,250(d)       3,668,438
                                                                                                                   --------------
                                                                                                                       10,309,615
------------------------------------------------------------------------------------------------------------------------------
Wisconsin--0.8%
Oconto Falls Cmnty. Dev. Auth. Dev. Rev., Oconto Falls
   Tissue,
   Inc. Proj., A.M.T.                                         NR                7.75       12/01/22      4,000          4,241,880
Southeast Prof. Baseball Pk. Dist. Sales Tax Rev., Ser.
   A                                                          Aaa               5.50       12/15/26      2,500          2,666,450
Wisconsin St. Health & Edl. Fac., Ser. A                      A-(b)             5.60        2/15/29      3,000          2,961,180
                                                                                                                   --------------
                                                                                                                        9,869,510
                                                                                                                   --------------
Total long-term investments (cost $1,099,591,130)                                                                   1,169,178,259
                                                                                                                   --------------
SHORT-TERM INVESTMENTS--1.9%
------------------------------------------------------------------------------------------------------------------------------
District of Columbia--0.1%
Dist. of Columbia, Gen. Oblig., Ser. 92A-6, F.R.D.D.          VMIG1             4.30        5/03/99      1,000          1,000,000
------------------------------------------------------------------------------------------------------------------------------
Louisiana--0.1%
Calcasieu Parish Inc. Indl. Dev. Rev., Ser. 95 F.R.D.D.,
   A.M.T.                                                     VMIG1             4.30        5/03/99        400            400,000
West Baton Rouge Parish Ind. Dist. No. 3 Rev.,
   Dow Chemical Co. Proj., Ser. 94A, F.R.D.D., A.M.T.         P-1               4.35        5/03/99        500            500,000
   Dow Chemical Co. Proj., Ser. 95, F.R.D.D., A.M.T.          P-1               4.35        5/03/99        500            500,000
                                                                                                                   --------------
                                                                                                                        1,400,000
------------------------------------------------------------------------------------------------------------------------------
Rhode Island--0.1%
Rhode Island Hlth. & Edl. Corp., Institution Rev.,
   F.R.D.D.                                                   A-1(b)            4.30        5/03/99        500            500,000
------------------------------------------------------------------------------------------------------------------------------
South Carolina--0.2%
So. Carolina Jobs Econ. Dev. Auth., Wellman Inc. Proj.,
   Ser. 90, F.R.D.D., A.M.T.                                  CPS-1             4.40        5/03/99      2,600          2,600,000
------------------------------------------------------------------------------------------------------------------------------
Texas--1.3%
Brazos River Harbor Nav. Dist. Rev.,
   Dow Chemical Co., Ser. 92A, F.R.D.D., A.M.T.               P-1               4.35        5/03/99        100            100,000
   Dow Chemical Co., Ser. 93, F.R.D.D., A.M.T.                P-1               4.35        5/03/99      4,600          4,600,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1999    HIGH INCOME SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Texas (cont'd.)
Brazos River Harbor Nav. Dist. Rev.,
   Dow Chemical Co., Ser. 97, F.R.D.D., A.M.T.                P-1               4.35%       5/03/99   $  8,500     $    8,500,000
   Dow Chemical Co., Ser.98 F.R.D.D., A.M.T.                  NR                4.35        5/03/99      2,000          2,000,000
Gulf Coast Wste. Displ. Auth. Fac. Rev. Ser. 97,
   F.R.D.D., A.M.T.                                           P-1               4.30        5/03/99        700            700,000
                                                                                                                   --------------
                                                                                                                       15,900,000
------------------------------------------------------------------------------------------------------------------------------
Virginia--0.0%
Campbell Cnty. Ind. Dev. Auth. Rev., Hadson Pwr., Ser.
   90A F.R.D.D., A.M.T.                                       Aa2               4.40        5/03/99        300            300,000
------------------------------------------------------------------------------------------------------------------------------
Washington--0.1%
Washington Hsg. Fin. Comm., Canyon Lakes II Proj., Ser.
   94 F.R.D.D., A.M.T.                                        VMIG1             4.45        5/03/99      1,100          1,100,000
                                                                                                                   --------------
Total short-term investments (cost $22,800,000)                                                                        22,800,000
------------------------------------------------------------------------------------------------------------------------------
Total Investments--98.4%
   (cost $1,122,391,130; Note 4)                                                                                    1,191,978,259
Other assets in excess of liabilities--1.6%                                                                            19,457,961
                                                                                                                   --------------
Net Assets--100%                                                                                                   $1,211,436,220
                                                                                                                   --------------
                                                                                                                   --------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation A.M.T.--Alternative Minimum Tax
    F.G.I.C.--Financial Guaranty Insurance Company
    F.R.D.D.--Floating Rate (Daily) Demand Note (g)
    G.N.M.A.--Government National Mortgage Association
    M.B.I.A.--Municipal Bond Insurance Association
    P.S.F.G.--Public School Fund Guaranty
(b) Standard & Poor's Rating.
(c) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Issuer in default of interest payment. Non-income producing security.
(f) All or partial principal amount segregated as initial margin on financial futures contracts.
(g) The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

                                               PRUDENTIAL MUNICIPAL BOND FUND
Statement of Assets and Liabilities            HIGH INCOME SERIES
--------------------------------------------------------------------------------

Assets                                                                                                            April 30, 1999
Investments, at value (cost $1,122,391,130).................................................................      $1,191,978,259
Cash........................................................................................................              72,938
Interest receivable.........................................................................................          22,668,362
Receivable for investments sold.............................................................................           5,694,643
Receivable for Series shares sold...........................................................................           1,563,898
Due from broker - variation margin..........................................................................             203,125
Other assets................................................................................................              15,488
                                                                                                                  --------------
   Total assets.............................................................................................       1,222,196,713
                                                                                                                  --------------
Liabilities
Payable for investments purchased...........................................................................           4,792,139
Payable for Series shares reacquired........................................................................           3,116,449
Dividends payable...........................................................................................           1,873,928
Management fee payable......................................................................................             440,650
Distribution fee payable....................................................................................             393,442
Accrued expenses............................................................................................             143,885
                                                                                                                  --------------
   Total liabilities........................................................................................          10,760,493
                                                                                                                  --------------
Net Assets..................................................................................................      $1,211,436,220
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................      $    1,080,836
   Paid-in capital in excess of par.........................................................................       1,164,895,754
                                                                                                                  --------------
                                                                                                                   1,165,976,590
   Accumulated net realized loss on investments.............................................................         (24,311,874)
   Net unrealized appreciation of investments...............................................................          69,771,504
                                                                                                                  --------------
Net assets, April 30, 1999..................................................................................      $1,211,436,220
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($514,952,068 / 45,940,859 shares of beneficial interest issued and outstanding)......................              $11.21
   Maximum sales charge (3% of offering price)..............................................................                 .35
                                                                                                                  --------------
   Maximum offering price to public.........................................................................              $11.56
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($649,706,164 / 57,968,234 shares of beneficial interest issued and outstanding)......................              $11.21
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($32,939,296 / 2,938,864 shares of beneficial interest issued and outstanding)........................              $11.21
   Sales charge (1% of offering price)......................................................................                 .11
                                                                                                                  --------------
   Offering price to public.................................................................................              $11.32
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($13,838,692 / 1,235,626 shares of beneficial interest issued and outstanding)........................              $11.20
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     19

PRUDENTIAL MUNICIPAL BOND FUND
HIGH INCOME SERIES
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                           April 30, 1999
Income
   Interest..................................    $ 75,573,140
                                                --------------
Expenses
   Management fee............................       5,816,965
   Distribution fee--Class A.................         725,526
   Distribution fee--Class B.................       3,334,425
   Distribution fee--Class C.................         195,856
   Transfer agent's fees and expenses........         434,000
   Custodian's fees and expenses.............         152,000
   Reports to shareholders...................          81,000
   Registration fees.........................          64,000
   Insurance expense.........................          24,000
   Legal fees and expenses...................          19,000
   Trustees' fees and expenses...............          16,000
   Audit fees and expenses...................          15,000
   Miscellaneous.............................          10,812
                                                --------------
      Total expenses.........................      10,888,584
   Less: Management fee waiver...............        (590,774)
      Custodian fee credit...................          (6,191)
                                                --------------
      Net expenses...........................      10,291,619
                                                --------------
Net investment income........................      65,281,521
                                                --------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions...................       2,580,571
   Financial futures contract transactions...      (1,954,344)
                                                --------------
                                                      626,227
                                                --------------
Net change in unrealized appreciation (depreciation) of:
   Investments...............................     (12,185,440)
   Financial futures contracts...............         184,375
                                                --------------
                                                  (12,001,065)
                                                --------------
Net loss on investments......................     (11,374,838)
                                                --------------
Net Increase in Net Assets
Resulting from Operations....................    $ 53,906,683
                                                --------------
                                                --------------


PRUDENTIAL MUNICIPAL BOND FUND
HIGH INCOME SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended April 30,
in Net Assets                         1999              1998
Operations
   Net investment income.......  $   65,281,521    $   61,876,042
   Net realized gain (loss) on
      investment
      transactions.............         626,227        (6,450,845)
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..............     (12,001,065)       50,351,593
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............      53,906,683       105,776,790
                                 --------------    --------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A..................     (27,230,164)      (23,016,599)
      Class B..................     (35,903,105)      (37,682,645)
      Class C..................      (1,344,435)         (804,495)
      Class Z..................        (803,817)         (372,303)
                                 --------------    --------------
                                    (65,281,521)      (61,876,042)
                                 --------------    --------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      subscribed...............     271,203,411       194,658,081
   Net asset value of shares
      issued in reinvestment of
      dividends................      30,134,516        27,600,737
   Cost of shares reacquired...    (199,757,462)     (156,797,816)
                                 --------------    --------------
   Net increase in net assets
      from Series share
      transactions.............     101,580,465        65,461,002
                                 --------------    --------------
Total increase.................      90,205,627       109,361,750
Net Assets
Beginning of year..............   1,121,230,593     1,011,868,843
                                 --------------    --------------
End of year....................  $1,211,436,220    $1,121,230,593
                                 --------------    --------------
                                 --------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     20

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1999    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.9%
------------------------------------------------------------------------------------------------------------------------------
Alabama--0.8%
Huntsville Solid Wste. Disp. Auth., F.G.I.C., A.M.T.           Aaa               7.00%      10/01/08   $  2,000      $  2,124,020
Jefferson Cnty. Swr. Rev. Wste., Ser. D, F.G.I.C.              Aaa               5.75        2/01/22      1,200         1,281,444
                                                                                                                     ------------
                                                                                                                        3,405,464
------------------------------------------------------------------------------------------------------------------------------
Alaska--2.1%
Anchorage Hosp. Rev., Sisters of Providence, A.M.B.A.C.        Aaa               7.125      10/01/05      5,000         5,473,150
No. Slope Boro., Cap. Apprec., Ser. A, M.B.I.A.                Aaa             Zero          6/30/06      5,000         3,678,250
                                                                                                                     ------------
                                                                                                                        9,151,400
------------------------------------------------------------------------------------------------------------------------------
Arizona--1.9%
Maricopa Cnty. Ind. Dev. Auth. Rev.,
   Hosp. Facs., John C. Lincoln Hosp., F.S.A.                  Aaa               7.00       12/01/00      1,210         1,255,762
   Hosp. Facs., John C. Lincoln Hosp., F.S.A.                  Aaa               7.50       12/01/13      1,045(c)      1,128,767
   Hosp. Facs., John C. Lincoln Hosp., F.S.A.                  Aaa               7.50       12/01/13      1,205         1,297,882
Maricopa Cnty. Unified Sch. Dist. No. 69, Paradise
   Valley,
   Ser. E, F.G.I.C.                                            Aaa               6.80        7/01/12      3,700(e)      4,470,858
                                                                                                                     ------------
                                                                                                                        8,153,269
------------------------------------------------------------------------------------------------------------------------------
California--6.3%
California St. Pub. Wks. Brd.,
   Comm. Coll. Proj., Ser. A, A.M.B.A.C.                       Aaa               5.625       3/01/16      2,000         2,126,420
   Dept. of Corrections, A.M.B.A.C.                            Aaa               5.75        1/01/12      2,000         2,174,680
Contra Costa Wtr. Dist. Wtr. Rev., Ser. E, A.M.B.A.C.          Aaa               6.25       10/01/12      1,455         1,706,133
Inland Empire Solid Wste. Fin. Auth., Landfill Impvt.
   Fin.,
   Proj. B, F.S.A.                                             Aaa               6.00        8/01/16      2,000         2,178,880
Metropolitan Wtr Dist. So. Cal., Election 1966, Ser. H,
   F.G.I.C.                                                    Aaa               4.75        3/01/28      3,000         2,837,790
Roseville Joint Union H.S. Dist., Ser. B, F.G.I.C.             Aaa             Zero          8/01/13      2,015         1,016,346
San Diego Cnty. Wtr. Auth. Wtr. Rev., Ctfs. of Part.,
   F.G.I.C                                                     Aaa               7.696       4/26/06      5,800(d)      6,844,000
So. Orange Cnty. Pub. Fin. Auth.,
   Foothill Area Proj., F.G.I.C                                Aaa               8.00        8/15/08      2,000(e)      2,563,500
   Foothill Area Proj., F.G.I.C.                               Aaa               6.50        8/15/10      2,725(e)      3,237,763
Victor Valley Element. Sch. Dist.,
   Cap. Apprec., Ser. A, M.B.I.A.                              Aaa             Zero          6/01/17      3,550         1,427,775
   Cap. Apprec., Ser. A, M.B.I.A.                              Aaa             Zero          6/01/18      3,700         1,407,147
                                                                                                                     ------------
                                                                                                                       27,520,434

--------------------------------------------------------------------------------
See Notes to Financial Statements.     21

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1999    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Colorado--1.3%
Denver City & Cnty. Arpt. Rev., Ser. C, M.B.I.A.               Aaa               5.60%      11/15/11   $  5,000      $  5,303,700
Jefferson Cnty. Sngl. Fam. Mtge. Rev., Ser. A, M.B.I.A.        Aaa               8.875      10/01/13        275           291,132
                                                                                                                     ------------
                                                                                                                        5,594,832
------------------------------------------------------------------------------------------------------------------------------
District of Columbia--7.2%
Dist. of Columbia, Assoc. American Med. Colleges,
   A.M.B.A.C.                                                  Aaa               5.375       2/15/27      4,500         4,572,540
Dist. of Columbia Gen. Oblig.,
   Ser. A, M.B.I.A.                                            Aaa               6.50        6/01/10      6,000(e)      6,941,700
   Ser. B, F.S.A.                                              Aaa               5.50        6/01/10      7,565         8,096,441
Dist. of Columbia Hosp. Rev. Medlantic Hlthcare Grp.,
   M.B.I.A.                                                    Aaa               5.875       8/15/19      3,500         3,844,365
   M.B.I.A.                                                    Aaa               5.75        8/15/26      3,000         3,262,320
Dist. of Columbia Met. Area Trans. Auth.,
   Gross Rev., F.G.I.C.                                        Aaa               6.00        7/01/09      2,400         2,705,640
   Gross Rev., F.G.I.C.                                        Aaa               6.00        7/01/10      1,500         1,691,505
                                                                                                                     ------------
                                                                                                                       31,114,511
------------------------------------------------------------------------------------------------------------------------------
Florida--3.7%
Brevard Hlth. Facs. Auth. Rev., Holmes Reg'l. Med. Ctr.,
   M.B.I.A.                                                    Aaa               5.60       10/01/10      6,000         6,455,280
Dade Cnty. Edl. Facs. Auth. Rev. Ref., Univ. Miami, Ser.
   A, M.B.I.A.                                                 Aaa               5.625       4/01/06      3,000         3,265,560
Orange Cnty. Hlth. Facs. Auth. Rev. Hosp., Orlando Reg'l.
   Hlthcare,
   Ser. A, M.B.I.A.                                            Aaa               6.25       10/01/07      3,160(e)      3,579,363
Palm Beach Cnty. Solid Wste. Auth. Rev. Ref.,
   Ser. A, A.M.B.A.C.                                          Aaa               6.00       10/01/09      2,500         2,824,143
                                                                                                                     ------------
                                                                                                                       16,124,346
------------------------------------------------------------------------------------------------------------------------------
Georgia--2.9%
Atlanta Arpt. Facs. Rev., A.M.B.A.C.                           Aaa               6.50        1/01/10      2,000         2,322,920
Georgia Mun. Elec. Auth.,
   Proj. No. 1, A.M.B.A.C.                                     Aaa               6.00        1/01/06      5,570(e)      6,137,360
   Pwr. Rev., M.B.I.A.                                         Aaa               6.20        1/01/10      3,495(e)      3,971,578
                                                                                                                     ------------
                                                                                                                       12,431,858

--------------------------------------------------------------------------------
See Notes to Financial Statements.     22

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1999    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Hawaii--3.2%
Hawaii St. Dept. Bud. & Fin. Spec. Purpose Rev., Hawaiian
   Elec. Co. Inc., Ser. A, M.B.I.A., A.M.T.                    Aaa               5.65%      10/01/27   $ 12,000      $ 12,642,360
Honolulu Hawaii City & County Wstewtr. Sys.
   Revenue, Cap. Apprec., F.G.I.C.                             Aaa             Zero          7/01/18      1,465           542,504
   Revenue, Cap. Apprec., F.G.I.C.                             Aaa             Zero          7/01/19      2,305           807,280
                                                                                                                     ------------
                                                                                                                       13,992,144
------------------------------------------------------------------------------------------------------------------------------
Illinois--11.2%
Arlington Hts. Park Dist. Cap. Apprec., Ser. E, F.G.I.C.       Aaa             Zero         12/01/13      4,175         2,028,632
Chicago Bd. Edl.
   Cap. Apprec. Chicago Sch. Rfm., Ser. A, A.M.B.A.C.          Aaa             Zero         12/01/11      5,000         2,712,000
   Cap. Apprec. Chicago Sch. Rfm., Ser. A, A.M.B.A.C.          Aaa             Zero         12/01/12      6,000         3,075,480
   Cap. Apprec. Chicago Sch. Rfm., Ser. A, A.M.B.A.C.          Aaa             Zero         12/01/13      3,500         1,688,575
   Cap. Apprec. Chicago Sch. Rfm., Ser. A, A.M.B.A.C.          Aaa             Zero         12/01/14      7,195         3,277,035
   Cap. Apprec. Chicago Sch. Rfm., Ser. A, A.M.B.A.C.          Aaa             Zero         12/01/15      3,245         1,393,922
Chicago Bd. Edl. Sch. Ref., A.M.B.A.C.                         Aaa               5.75       12/01/27     10,000        10,652,500
Chicago Midway Arpt. Rev., Ser. B, M.B.I.A., A.M.T.            Aaa               5.75        1/01/22      6,835         7,160,004
Chicago O' Hare Int'l. Arpt. Rev., Pass. Facs. Chrg.,
   Ser. A, A.M.B.A.C.                                          Aaa               5.625       1/01/15      2,000         2,105,600
Chicago Skyway Toll Brdg. Rev., M.B.I.A.                       Aaa               5.50        1/01/23        650           670,105
Chicago Wstewtr. Trans. Rev.,
   Cap. Apprec. Ref., Ser. A, M.B.I.A.                         Aaa             Zero          1/01/20      7,275         2,482,521
   Cap. Apprec. Ref., Ser. A, M.B.I.A.                         Aaa             Zero          1/01/21      8,655         2,791,930
Chicago Wtr. Rev. Cap. Apprec., F.G.I.C.                       Aaa             Zero         11/01/16      3,055         1,258,874
Onterie Ctr. Hsg. Fin. Corp. Mtge. Rev.,
   Ser. A, M.B.I.A.                                            Aaa               7.00        7/01/12      1,575         1,679,186
   Ser. A, M.B.I.A.                                            Aaa               7.05        7/01/27      5,400(e)      5,768,226
                                                                                                                     ------------
                                                                                                                       48,744,590
------------------------------------------------------------------------------------------------------------------------------
Indiana--1.3%
Trans. Fin. Auth. Hwy., Ser. A                                 Aa2               5.50       12/01/22      5,500         5,815,150
------------------------------------------------------------------------------------------------------------------------------
Louisiana--0.6%
New Orleans, Gen. Oblig., Cap. Apprec., A.M.B.A.C.             Aaa             Zero          9/01/09      4,000         2,502,360

--------------------------------------------------------------------------------
See Notes to Financial Statements.     23

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1999    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Maryland--1.3%
Baltimore Cons. Pub. Improv.
   Cap. Apprec. Ref., F.G.I.C.                                 Aaa              Zero        10/15/10    $ 1,550      $    916,360
   Ref., Ser. C, F.G.I.C.                                      Aaa              5.50%       10/15/15      2,620         2,858,289
   Cap. Apprec. Ref., F.G.I.C.                                 Aaa             Zero         10/15/11      3,000         1,673,610
                                                                                                                     ------------
                                                                                                                        5,448,259
------------------------------------------------------------------------------------------------------------------------------
Massachusetts--0.6%
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev., Baystate
   Med. Ctr., Ser. E, F.S.A.                                   Aaa               6.00        7/01/26      2,475         2,668,025
------------------------------------------------------------------------------------------------------------------------------
Michigan--4.0%
Detroit Dwntwn. Dev., Ser. A, A.M.B.A.C.                       Aaa               5.75        7/15/15      1,820         1,947,072
Detroit Michigan Sewage Disposal Rev.
   Prerefunded                                                 Aaa               7.822       7/09/23      5,000(c)(d)   5,831,250
   Non-prerefunded                                             Aaa               7.822       7/09/23      1,500(d)      1,648,125
Michigan St. Hosp. Fin. Auth. Rev., Mid. Michigan Oblig.,
   M.B.I.A.                                                    Aaa               7.50        6/01/15      2,350(c)      2,496,734
Saginaw Hosp. Fin. Auth., St. Luke's Hosp., Ser. C,
   M.B.I.A.                                                    Aaa               6.50        7/01/11      4,000         4,276,360
St. Johns Public Sch. Ref., Gen. Oblig., F.G.I.C.              Aaa               5.10        5/01/25      1,000         1,005,750
                                                                                                                     ------------
                                                                                                                       17,205,291
------------------------------------------------------------------------------------------------------------------------------
Mississipi--0.6%
Harrison Cnty. Wste. Wtr. Mgmt. Dist. Rev., Wste. Wtr.
   Treatmt.,
   Facs. Auth., F.G.I.C.                                       Aaa               6.50        2/01/06      2,400         2,556,168
------------------------------------------------------------------------------------------------------------------------------
Missouri--0.4%
Missouri St. Hlth. & Edl. Facs. Rev.,
   SSM Hlthcare Ref, Ser. AA, M.B.I.A.                         NR                6.25        6/01/16        285(c)        311,177
   SSM Hlthcare, Unref., Ser. AA, M.B.I.A.                     Aaa               6.25        6/01/16      1,215         1,312,127
                                                                                                                     ------------
                                                                                                                        1,623,304
------------------------------------------------------------------------------------------------------------------------------
Montana--0.5%
Forsyth Poll. Ctrl. Rev., Puget Sound Pwr. & Lt. Co., 1st
   Mtge.,
   Ser. A, A.M.B.A.C.                                          Aaa               7.05        8/01/21      2,000(e)      2,159,900

--------------------------------------------------------------------------------
See Notes to Financial Statements.     24

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1999    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New Jersey--7.0%
East Orange Bd. Edl. Ctfs. Part.,
   Cap. Apprec., F.S.A.                                        Aaa              Zero         2/01/15    $ 1,425      $    654,559
   Cap. Apprec., F.S.A.                                        Aaa              Zero         2/01/16      1,000           434,360
   Cap. Apprec., F.S.A.                                        Aaa             Zero          2/01/17      1,425           584,849
   Cap. Apprec., F.S.A.                                        Aaa             Zero          2/01/18      2,845         1,102,409
   Cap. Apprec., F.S.A.                                        Aaa             Zero          8/01/18      1,425           538,394
   Cap. Apprec., F.S.A.                                        Aaa             Zero          2/01/20      1,845           640,971
   Cap. Apprec., F.S.A.                                        Aaa             Zero          8/01/21      2,845           910,514
   Cap. Apprec., F.S.A.                                        Aaa             Zero          8/01/23      1,400           402,528
Jersey City Swr. Auth.,
   A.M.B.A.C.                                                  Aaa               6.00%       1/01/10      2,585(e)      2,905,850
   A.M.B.A.C.                                                  Aaa               6.25        1/01/14      4,255(e)      4,952,990
New Jersey Econ. Dev. Auth. Rev., Natural Gas Facs. Rev.,
   M.B.I.A., A.M.T.                                            Aaa               5.70        6/01/32      5,000         5,294,700
New Jersey Econ. Dev. Auth.,
   Mkt. Trans. Facs. Rev., M.B.I.A.                            Aaa               5.875       7/01/11      5,900         6,467,108
   Mkt. Trans. Facs. Rev., Sr. Lien, M.B.I.A.                  Aaa               5.80        7/01/09      3,340         3,657,668
New Jersey Impvt. Auth. Rev., Util. Sys., M.B.I.A.             Aaa               5.75        7/01/27      1,500         1,618,095
                                                                                                                     ------------
                                                                                                                       30,164,995
------------------------------------------------------------------------------------------------------------------------------
New York--12.0%
Islip Res. Rec., Ser. B, A.M.B.A.C.                            Aaa               7.20        7/01/10      1,750         2,126,320
Met. Trans. Auth. N.Y. Trans. Facs. Rev., F.S.A.               Aaa               5.75        7/01/11      5,000         5,438,850
New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys.
   Rev., M.B.I.A.                                              Aaa               5.75        6/15/26      5,000         5,369,200
New York City,
   Ser. G, M.B.I.A.                                            Aaa               5.75        2/01/14      3,000         3,211,290
   Cap. Apprec., Ser. G, M.B.I.A.                              Aaa             Zero          8/01/07      4,000         2,804,280
   Cap. Apprec., Ser. G, M.B.I.A.                              Aaa             Zero          8/01/08      3,325         2,218,772
New York St. Dorm. Auth. Rev., Montefiore Med. Ctr.,
   A.M.B.A.C.                                                  Aaa               6.00        8/01/08      3,400         3,809,564
New York St. Envir. Facs. Corp.,
   Poll. Ctrl. Rev.                                            Aaa               5.70        7/15/12      3,375         3,645,236
   Poll. Ctrl. Rev.                                            Aaa               5.75        7/15/13      1,060         1,149,708
   Poll. Ctrl. Rev.                                            Aaa               5.80        7/15/14      3,755         4,067,153
New York St. Thrwy. Auth. Gen. Rev.,
   Ser. D                                                      Aa3               5.40        1/01/11      5,370         5,717,439
   Ser. D                                                      Aa3               5.50        1/01/12      3,865         4,133,772
Port Auth. New York & New Jersey Cons., Ser. 99,
   F.G.I.C., A.M.T.                                            Aaa               5.90       11/01/11      7,665         8,207,529
                                                                                                                     ------------
                                                                                                                       51,899,113

--------------------------------------------------------------------------------
See Notes to Financial Statements.     25

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1999    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Ohio--2.7%
Cleveland City Sch. Dist., Rev. Antic. Nts., A.M.B.A.C.        Aaa               5.75%       6/01/07   $  5,870      $  6,445,906
Kent City Sch. Dist., F.G.I.C.                                 Aaa               5.75       12/01/21      1,000         1,072,230
Lorain Cnty. Hosp. Rev., Catholic Hlthcare Partners,
   M.B.I.A.                                                    Aaa               5.50        9/01/27      4,000         4,149,800
                                                                                                                     ------------
                                                                                                                       11,667,936
------------------------------------------------------------------------------------------------------------------------------
Oklahoma--1.6%
Norman Reg'l. Hosp. Auth., Rev. Ref., Ser. A, M.B.I.A.         Aaa               5.50        9/01/11      4,110         4,346,325
Oklahoma City Arpt. Trust, Jr. Lien, Ser. 24, A.M.B.A.C.,
   A.M.T.                                                      Aaa               5.75        2/01/18      2,620         2,741,358
                                                                                                                     ------------
                                                                                                                        7,087,683
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--1.3%
Philadelphia Mun. Auth. Rev., Criminal Justice Ctr., Ser.
   A, M.B.I.A.                                                 Aaa               6.90       11/15/03      3,000(e)      3,282,360
Philadelphia, Sch. Dist., Ser. B, A.M.B.A.C.                   Aaa               5.375       4/01/27      2,500         2,545,850
                                                                                                                     ------------
                                                                                                                        5,828,210
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--2.8%
Puerto Rico Gen. Oblig., M.B.I.A.                              Aaa               6.25        7/01/13      1,250         1,465,750
Puerto Rico Pub. Bldgs. Auth. Rev., Gov't. Facs., Ser. A,
   A.M.B.A.C.                                                  Aaa               6.25        7/01/13      1,700         1,993,420
Puerto Rico Tel. Auth. Rev.,
   Ser. I, M.B.I.A., R.I.B.S.                                  Aaa               6.91        1/25/07      4,100(c)      4,561,250
   Ser. I, M.B.I.A., R.I.B.S.                                  Aaa               7.574       1/16/15      3,800(c)      4,279,750
                                                                                                                     ------------
                                                                                                                       12,300,170
------------------------------------------------------------------------------------------------------------------------------
South Dakota--1.4%
So. Dakota Hsg. Dev. Auth., Homeownership Mtge., Ser. F,
   A.M.T.                                                      Aa1               5.80        5/01/28      6,000         6,221,160
------------------------------------------------------------------------------------------------------------------------------
Tennessee--1.3%
Metro. Gov't. Nashville & Davidson Cnty. Wtr. & Swr.
   Rev., A.M.B.A.C., R.I.B.S.                                  Aaa               8.723       1/01/22      5,000(c)      5,750,000
------------------------------------------------------------------------------------------------------------------------------
Texas--5.7%
Austin Util. Sys. Rev. Comb., Ser. A, M.B.I.A.                 Aaa               4.875      11/15/10      5,500         5,591,850
Austin Util. Sys. Rev., M.B.I.A.                               Aaa             Zero          5/15/03      8,000         6,827,440
Houston Arpt. Sys. Rev.                                        Aaa               7.20        7/01/13      3,900         4,676,958
Houston Arpt. Sys. Rev., Spec. Facs. People Mover, Ser.
   A, F.S.A., A.M.T.                                           Aaa               6.00        7/15/05      3,255         3,555,306

--------------------------------------------------------------------------------
See Notes to Financial Statements.     26

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1999    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Texas (cont'd.)
Keller Ind. Sch. Dist., P.S.F.G.                               Aaa              Zero         8/15/15    $ 4,945      $  2,187,322
Texas Wtr. Res. Fin. Auth. Rev., A.M.B.A.C.                    Aaa              7.50%        8/15/13      1,725         1,746,062
                                                                                                                     ------------
                                                                                                                       24,584,938
------------------------------------------------------------------------------------------------------------------------------
Virginia--5.2%
Chesapeake Bay Brdg. & Tunn. Comm., Dist. Rev., F.G.I.C.       Aaa               5.875       7/01/10      5,000         5,522,300
Richmond Met. Auth. Expwy. Rev. Ref., F.G.I.C.                 Aaa               5.25        7/15/22      5,265         5,451,539
Virginia Beach Hosp. Facs. Rev.,
   1st Mtge., A.M.B.A.C.                                       Aaa               6.00        2/15/10      1,220         1,377,221
   1st Mtge., A.M.B.A.C.                                       Aaa               6.00        2/15/13      1,455         1,654,801
Virginia Coll. Bldg. Auth. Edl. Facs. Rev., M.B.I.A.           Aaa               5.25        1/01/26      8,275         8,552,461
                                                                                                                     ------------
                                                                                                                       22,558,322
------------------------------------------------------------------------------------------------------------------------------
Washington--7.0%
Central Puget Sound Washington Regional Transit Auth. Tax
   Rev., F.G.I.C.                                              Aaa               5.25        2/01/21      8,725         8,999,838
Washington St. Hlthcare Facs. Auth. Rev., Yakima Valley
   Memorial Hosp. Assoc.                                       AAA(b)            5.25       12/01/20      2,500         2,461,800
Washington St. Pub. Pwr. Supply Sys.,
   Nuclear Proj. No. 1, Ser. A, M.B.I.A.                       Aaa               5.75        7/01/10      7,000         7,582,960
   Nuclear Proj. No. 2, Ser. A, M.B.I.A.                       Aaa             Zero          7/01/11      5,210         2,900,928
   Nuclear Proj. No. 2, Ser. B, F.G.I.C.                       Aaa               7.25        7/01/03      3,000(c)      3,185,220
   Nuclear Proj. No. 3, Ser. B, F.G.I.C.                       Aaa               7.00        7/01/05      2,000(c)      2,087,340
   Nuclear Proj. No. 3, Ser. B, F.G.I.C.                       Aaa             Zero          7/01/08      4,500         2,981,520
                                                                                                                     ------------
                                                                                                                       30,199,606
                                                                                                                     ------------
Total long-term investments (cost $395,361,689)                                                                       424,473,438
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--1.1%
------------------------------------------------------------------------------------------------------------------------------
District of Columbia--0.2%
Dist. of Columbia., Gen. Oblig., Ser. 92A-1, F.R.D.D.          VMIG1             4.30        5/03/99        800           800,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     27

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1999    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Texas--0.9%
Gulf Coast Wste Disp. Auth., Poll. Ctrl. Rev., Ser. 95,
   F.R.D.D., A.M.T.                                            VMIG1             4.30%       5/03/99   $  2,600      $  2,600,000
Port Corpus Christi Indl Dev Corp., Ser. 98-2, F.R.D.D.,
   A.M.T.                                                      VMIG1             4.30        5/03/99      1,500         1,500,000
                                                                                                                     ------------
                                                                                                                        4,100,000
                                                                                                                     ------------
Total short-term investments (cost $4,900,000)                                                                          4,900,000
------------------------------------------------------------------------------------------------------------------------------
Total Investments--99.0%
   (cost $400,261,689; Note 4)                                                                                        429,373,438
Other assets in excess of liabilities--1.0%                                                                             4,466,870
                                                                                                                     ------------
Net Assets--100%                                                                                                     $433,840,308
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation A.M.T.--Alternative Minimum Tax
    F.G.I.C.--Financial Guaranty Insurance Company
    F.R.D.D.--Floating Rate (Daily) Damand Note(f)
    F.S.A.--Financial Security Assurance
    M.B.I.A.--Municipal Bond Insurance Association
    P.S.F.G.--Public School Fund Guaranty
  R.I.B.S.--Residual Interest Bearing Securities
(b) Standard & Poor's rating.
(c) Prerefunded issues are secured by escrowed cash or direct U.S. guaranteed obligations.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
(e) All or partial principal amount segregated as initial margin for financial futures contracts.
(f) The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
The Fund's current prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     28

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Statement of Assets and Liabilities              INSURED SERIES
--------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1999
Investments, at value (cost $400,261,689)...................................................................      $ 429,373,438
Interest receivable.........................................................................................          5,759,068
Due from broker - variation margin..........................................................................             70,469
Receivable for Series shares sold...........................................................................             27,576
Receivable for investments sold.............................................................................             25,185
Other assets................................................................................................              7,939
                                                                                                                  --------------
   Total assets.............................................................................................        435,263,675
                                                                                                                  --------------
Liabilities
Bank overdraft..............................................................................................             32,409
Dividends payable...........................................................................................            529,078
Payable for Series shares reacquired........................................................................            421,005
Management fee payable......................................................................................            179,645
Accrued expenses............................................................................................            134,902
Distribution fee payable....................................................................................            126,328
                                                                                                                  --------------
   Total liabilities........................................................................................          1,423,367
                                                                                                                  --------------
Net Assets..................................................................................................      $ 433,840,308
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................      $     387,964
   Paid-in capital in excess of par.........................................................................        404,782,410
                                                                                                                  --------------
                                                                                                                    405,170,374
   Accumulated net realized loss on investments.............................................................           (474,853)
   Net unrealized appreciation on investments...............................................................         29,144,787
                                                                                                                  --------------
Net assets, April 30, 1999..................................................................................      $ 433,840,308
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($251,299,998 / 22,482,087 shares of beneficial interest issued and outstanding)......................             $11.18
   Maximum sales charge (3% of offering price)..............................................................                .35
                                                                                                                  --------------
   Maximum offering price to public.........................................................................             $11.53
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($175,520,479 / 15,686,477 shares of beneficial interest issued and outstanding)......................             $11.19
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($2,707,851 / 242,004 shares of beneficial interest issued and outstanding)...........................             $11.19
   Sales charge (1% of offering price)......................................................................                .11
                                                                                                                  --------------
   Offering price to public.................................................................................             $11.30
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($4,311,980 / 385,789 shares of beneficial interest issued and outstanding)...........................             $11.18
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     29

PRUDENTIAL MUNICIPAL BOND FUND
INSURED SERIES
Statement of Oerations
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                           April 30, 1999
Income
   Interest..................................    $ 24,355,689
                                                --------------
Expenses
   Management fee............................       2,274,028
   Distribution fee--Class A.................         364,183
   Distribution fee--Class B.................       1,043,873
   Distribution fee--Class C.................          13,918
   Transfer agent's fees and expenses........         203,000
   Custodian's fees and expenses.............          93,000
   Reports to shareholders...................          52,000
   Registration fees.........................          43,000
   Trustees' fees and expenses...............          16,000
   Audit fees and expenses...................          15,000
   Insurance expense.........................          12,000
   Legal fees and expenses...................          11,000
   Miscellaneous.............................           5,576
                                                --------------
      Total expenses.........................       4,146,578
   Less: Custodian fee credit................            (304)
                                                --------------
      Net expenses...........................       4,146,274
                                                --------------
Net investment income........................      20,209,415
                                                --------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions...................       2,613,118
   Financial futures contract transactions...      (1,527,854)
                                                --------------
                                                    1,085,264
                                                --------------
Net change in unrealized
   appreciation (depreciation) on:
   Investments...............................       8,706,158
   Financial futures contracts...............         (73,025)
                                                --------------
                                                    8,633,133
                                                --------------
Net gain on investments......................       9,718,397
                                                --------------
Net Increase in Net Assets
Resulting from Operations....................    $ 29,927,812
                                                --------------
                                                --------------

PRUDENTIAL MUNICIPAL BOND FUND
INSURED SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended April 30,
in Net Assets                         1999              1998
Operations
   Net investment income..........  $ 20,209,415    $ 22,374,316
   Net realized gain on investment
      transactions................     1,085,264       7,419,069
   Net change in unrealized
      appreciation of
      investments.................     8,633,133      10,877,794
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    29,927,812      40,671,179
                                    ------------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A.....................   (11,087,816)    (10,553,524)
      Class B.....................    (8,878,895)    (11,765,355)
      Class C.....................       (74,699)        (46,954)
      Class Z.....................      (168,005)         (8,483)
                                    ------------    ------------
                                     (20,209,415)    (22,374,316)
                                    ------------    ------------
   Dividends in excess of net
      investment income
      Class A.....................      (165,620)        (80,333)
      Class B.....................      (128,222)        (90,260)
      Class C.....................        (1,348)           (469)
      Class Z.....................        (2,596)            (60)
                                    ------------    ------------
                                        (297,786)       (171,122)
                                    ------------    ------------
   Distributions from net capital
      gains
      Class A.....................    (2,053,682)     (4,980,680)
      Class B.....................    (1,589,957)     (5,596,092)
      Class C.....................       (16,718)        (29,102)
      Class Z.....................       (32,185)         (3,703)
                                    ------------    ------------
                                      (3,692,542)    (10,609,577)
                                    ------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      subscribed..................    56,402,154      17,849,201
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............    13,991,834      19,222,401
   Cost of shares reacquired......  (104,987,356)    (89,200,577)
                                    ------------    ------------
   Net decrease in net assets from
      Series share transactions...   (34,593,368)    (52,128,975)
                                    ------------    ------------
Total decrease....................   (28,865,299)    (44,612,811)
Net Assets
Beginning of year.................   462,705,607     507,318,418
                                    ------------    ------------
End of year.......................  $433,840,308    $462,705,607
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     30

Notes to Financial Statements                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
Prudential Municipal Bond Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on November 3, 1986 and consists of two series: the High Income Series and the Insured Series. Investment operations for Class A, Class B, Class C and Class Z shares of each series commenced on January 22, 1990, September 17, 1987, August 1, 1994 and September 16, 1996, respectively.
The investment objectives of the series are as follows: (i) the objective of the High Income Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes, (ii) the objective of the Insured Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific state, region or industry.
------------------------------------------------------------
Note 1. Accounting Policies
Securities Valuation: Municipal securities (including commitments to purchase such securities on a 'when-issued' basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions.
The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Net investment income, other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the
--------------------------------------------------------------------------------
                                       31

Notes to Financial Statements                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate tax paying entity. It is the intent of each series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all net income to shareholders. For this reason no federal income tax provision is required.
Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. The Fund will distribute at least annually any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the fiscal year ended April 30, 1999, the effect of applying this statement was to increase undistributed net investment income and increase accumulated net realized losses by $297,786 due to the sale of securities purchased with market discount for the Insured Series.
Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'), doing business as Prudential Investments ('PI,' the Subadviser or the investment adviser); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50 of 1% of the average daily net assets of each series up to $1 billion and .45 of 1% of the average daily net assets of each series in excess of $1 billion. PIFM has agreed to voluntarily waive a portion of the High Income Series management fee, which amounted to $590,774. Such amount represents .05 of 1% of average daily net assets, or $.005 cents per share for the year ended April 30, 1999. The Series is not required to reimburse PIFM for such waiver. The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PSI or PIMS as distributor of the Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensated PSI and PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively, for the year ended April 30, 1999. Effective January 1, 1999, such expenses for the Fund were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively. Prior to January 1, 1999, such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively. PSI and PIMS have advised the High Income Series and Insured Series that they received approximately $679,000 ($600,700-Class A; $78,300-Class C) and $62,100 ($54,100-Class A; $8,000-Class C), respectively, in front-end sales charges during the year ended April 30, 1999. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.
PSI and PIMS have advised the Fund that for the year ended April 30, 1999, they received approximately $776,500 ($765,300-Class B; $11,200-Class C) and $179,800 ($179,700-Class B; $100-Class C), respectively, in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.
PSI, PIC, PIMS and PIFM are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------
                                       32

Notes to Financial Statements                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended April 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended April 30, 1999, the Fund incurred fees of approximately $559,800 ($363,800-High Income Series; $196,000-Insured Series) for the services of PMFS. As of April 30, 1999, approximately $46,600 ($30,800-High Income Series; $15,800-Insured Series) of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended April 30, 1999, were as follows:

Series                              Purchases         Sales
--------------------------------   ------------    ------------
High Income.....................   $259,477,461    $183,381,647
Insured.........................     69,662,835     114,331,334

At April 30, 1999, the High Income Series sold 100 U.S. Treasury bond futures expiring in June 1999 and the Insured Series sold 55 U.S. Treasury bond futures expiring in June 1999. The values of these financial futures contracts at April 30, 1999 were as follows:

                                          Financial Futures
                                           Contracts Sold
                                      -------------------------
                                      High Income     Insured
                                        Series         Series
                                      -----------    ----------
Value at disposition...............   $12,018,750    $6,808,351
Value at April 30, 1999............    12,203,125     6,775,313
                                      -----------    ----------
Unrealized gain....................   $   184,375    $   33,038
                                      -----------    ----------
                                      -----------    ----------

The federal income tax basis of the Fund's investments, at April 30, 1999 was $1,123,106,081 for High Income Series and $400,262,989 for Insured Series and, accordingly, net unrealized appreciation of investments for federal income tax purposes was as follows:

                                            Gross           Gross
                      Net unrealized     unrealized      unrealized
Series                 appreciation      appreciation    depreciation
--------------------  --------------     -----------     -----------
High Income.........   $ 68,872,178      $92,086,875     $23,214,697
Insured.............     29,110,449       29,414,544         304,095

The High Income Series has a net capital loss carryforward as of April 30, 1999 of approximately $20,684,000, of which $2,024,000 expires in 2002, $5,361,000 expires in 2003, $6,383,000 expires in 2004, $3,225,000 expires in 2005,
$554,000 expires in 2006 and 3,137,000 expires in 2007. No capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.
In addition, the High Income Series and Insured Series elected to treat net realized capital losses of approximately $2,765,000 and $600,700, respectively incurred in the six month period ended April 30, 1999 as having been incurred in the following fiscal year.
------------------------------------------------------------
Note 5. Capital
The High Income Series and Insured Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998 Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
--------------------------------------------------------------------------------
                                       33

Notes to Financial Statements                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest were as follows:

                                                                       High Income Series                   Insured Series
                                                                            Class A                            Class A
                                                                 ------------------------------      ----------------------------
                 Year ended April 30, 1999                         Shares            Amount            Shares           Amount
------------------------------------------------------------     -----------      -------------      ----------      ------------
Shares issued...............................................       9,922,785      $ 112,624,489       3,150,940      $ 35,684,005
Shares issued in reinvestment of dividends and
   distributions............................................       1,173,562         13,319,273         669,267         7,562,399
Shares reacquired...........................................      (7,359,450)       (83,429,491)     (3,182,291)      (35,899,590)
                                                                 -----------      -------------      ----------      ------------
Net increase in shares outstanding before conversion........       3,736,897         42,514,271         637,916         7,346,814
Shares issued upon conversion from Class B..................       4,930,525         56,076,061       1,531,912        17,371,217
                                                                 -----------      -------------      ----------      ------------
Net increase in shares outstanding..........................       8,667,422      $  98,590,332       2,169,828      $ 24,718,031
                                                                 -----------      -------------      ----------      ------------
                                                                 -----------      -------------      ----------      ------------
                                                                       High Income Series                   Insured Series
                                                                            Class A                            Class A
                                                                 ------------------------------      ----------------------------
                 Year Ended April 30, 1998                         Shares            Amount            Shares           Amount
------------------------------------------------------------     -----------      -------------      ----------      ------------
Shares issued...............................................       5,097,999      $  57,395,615         569,674      $  6,395,067
Shares issued in reinvestment of dividends and
   distributions............................................         962,597         10,829,429         785,872         8,843,968
Shares reacquired...........................................      (6,025,736)       (67,587,666)     (3,276,382)      (36,775,017)
                                                                 -----------      -------------      ----------      ------------
Net increase (decrease) in shares outstanding before
   conversion...............................................          34,860            637,378      (1,920,836)      (21,535,982)
Shares issued upon conversion from Class B..................       6,417,324         71,773,373       3,118,260        35,134,908
                                                                 -----------      -------------      ----------      ------------
Net increase in shares outstanding..........................       6,452,184      $  72,410,751       1,197,424      $ 13,598,926
                                                                 -----------      -------------      ----------      ------------
                                                                 -----------      -------------      ----------      ------------
                                                                       High Income Series                   Insured Series
                                                                            Class B                            Class B
                                                                 ------------------------------      ----------------------------
                 Year ended April 30, 1999                         Shares            Amount            Shares           Amount
------------------------------------------------------------     -----------      -------------      ----------      ------------
Shares issued...............................................      11,345,964      $ 128,924,744       1,204,352      $ 13,614,748
Shares issued in reinvestment of dividends and
   distributions............................................       1,343,215         15,249,705         547,328         6,190,618
Shares reacquired...........................................      (8,975,019)      (101,906,384)     (5,908,598)      (66,872,772)
                                                                 -----------      -------------      ----------      ------------
Net increase (decrease) in shares outstanding before
   conversion...............................................       3,714,160         42,268,065      (4,156,918)      (47,067,406)
Shares reaquired upon conversion to Class A.................      (4,931,462)       (56,076,061)     (1,530,249)      (17,371,217)
                                                                 -----------      -------------      ----------      ------------
Net decrease in shares outstanding..........................      (1,217,302)     $ (13,807,996)     (5,687,167)     $(64,438,623)
                                                                 -----------      -------------      ----------      ------------
                                                                 -----------      -------------      ----------      ------------
                                                                       High Income Series                   Insured Series
                                                                            Class B                            Class B
                                                                 ------------------------------      ----------------------------
                                                                 ------------------------------      ----------------------------
                 Year Ended April 30, 1998                         Shares            Amount            Shares           Amount
------------------------------------------------------------     -----------      -------------      ----------      ------------
Shares issued...............................................      10,261,223      $ 115,317,304         894,372      $ 10,051,980
Shares issued in reinvestment of dividends and
   distributions............................................       1,416,916         15,920,018         915,681        10,310,964
Shares reacquired...........................................      (7,485,320)       (84,004,151)     (4,626,069)      (51,987,346)
                                                                 -----------      -------------      ----------      ------------
Net increase (decrease) in shares outstanding before
   conversion...............................................       4,192,819         47,233,171      (2,816,016)      (31,624,402)
Shares reacquired upon conversion to Class A................      (6,418,319)       (71,773,373)     (3,114,481)      (35,134,908)
                                                                 -----------      -------------      ----------      ------------
Net decrease in shares outstanding..........................      (2,225,500)     $ (24,540,202)     (5,930,497)     $(66,759,310)
                                                                 -----------      -------------      ----------      ------------
                                                                 -----------      -------------      ----------      ------------

--------------------------------------------------------------------------------
                                       34

Notes to Financial Statements                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                                                       High Income Series                   Insured Series
                                                                            Class C                            Class C
                                                                 ------------------------------      ----------------------------
                 Year ended April 30, 1999                         Shares            Amount            Shares           Amount
------------------------------------------------------------     -----------      -------------      ----------      ------------
Shares issued...............................................       1,518,505      $  17,214,668         125,361      $  1,422,776
Shares issued in reinvestment of dividends and
   distributions............................................          76,753            870,798           4,553            51,493
Shares reacquired...........................................        (474,223)        (5,378,215)        (24,331)         (273,385)
                                                                 -----------      -------------      ----------      ------------
Net increase in shares outstanding..........................       1,121,035      $  12,707,251         105,583      $  1,200,884
                                                                 -----------      -------------      ----------      ------------
                                                                 -----------      -------------      ----------      ------------
                                                                       High Income Series                   Insured Series
                                                                            Class C                            Class C
                                                                 ------------------------------      ----------------------------
                 Year Ended April 30, 1998                         Shares            Amount            Shares           Amount
------------------------------------------------------------     -----------      -------------      ----------      ------------
Shares issued...............................................       1,210,837      $  13,633,168          75,353      $    851,857
Shares issued in reinvestment of dividends and
   distributions............................................          45,608            514,159           4,949            55,759
Shares reacquired...........................................        (321,058)        (3,613,378)        (25,249)         (284,339)
                                                                 -----------      -------------      ----------      ------------
Net increase in shares outstanding..........................         935,387      $  10,533,949          55,053      $    623,277
                                                                 -----------      -------------      ----------      ------------
                                                                 -----------      -------------      ----------      ------------
                                                                       High Income Series                   Insured Series
                                                                            Class Z                            Class Z
                                                                 ------------------------------      ----------------------------
                 Year ended April 30, 1999                         Shares            Amount            Shares           Amount
------------------------------------------------------------     -----------      -------------      ----------      ------------
Shares issued...............................................       1,096,115      $  12,439,510         503,141      $  5,680,625
Shares issued in reinvestment of dividends and
   distributions............................................          61,271            694,740          16,560           187,324
Shares reacquired...........................................        (799,663)        (9,043,372)       (171,745)       (1,941,609)
                                                                 -----------      -------------      ----------      ------------
Net increase in shares outstanding..........................         357,723      $   4,090,878         347,956      $ (3,926,340)
                                                                 -----------      -------------      ----------      ------------
                                                                 -----------      -------------      ----------      ------------
                                                                       High Income Series                   Insured Series
                                                                            Class Z                            Class Z
                                                                 ------------------------------      ----------------------------
                 Year Ended April 30, 1998                         Shares            Amount            Shares           Amount
------------------------------------------------------------     -----------      -------------      ----------      ------------
Shares issued...............................................         737,972      $   8,311,994          49,053      $    550,297
Shares issued in reinvestment of dividends and
   distributions............................................          29,882            337,131           1,039            11,710
Shares reacquired...........................................        (141,036)        (1,592,621)        (13,642)         (153,875)
                                                                 -----------      -------------      ----------      ------------
Net increase in shares outstanding..........................         626,818      $   7,056,504          36,450      $    408,132
                                                                 -----------      -------------      ----------      ------------
                                                                 -----------      -------------      ----------      ------------

------------------------------------------------------------
Note 6. Subsequent Event
Effective June 1, 1999, PIFM decided to eliminate its voluntary waiver of a portion of its management fee (see Note 2).
--------------------------------------------------------------------------------
                                       35

                                           PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                       HIGH INCOME SERIES
--------------------------------------------------------------------------------

                                                                   Class A
                                         ------------------------------------------------------------
                                                            Years Ended April 30,
                                         ------------------------------------------------------------
                                           1999         1998         1997         1996         1995
                                         --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...    $  11.31     $  10.84     $  10.70     $  10.72     $  10.74
                                         --------     --------     --------     --------     --------
Income from investment operations
Net investment income(b).............         .63          .67          .70          .72          .72
Net realized and unrealized gain
   (loss) on investment
   transactions......................        (.10)         .47          .14         (.02)        (.02)
                                         --------     --------     --------     --------     --------
   Total from investment
      operations.....................         .53         1.14          .84          .70          .70
                                         --------     --------     --------     --------     --------
Less distributions
Dividends from net investment
   income............................        (.63)        (.67)        (.70)        (.72)        (.72)
                                         --------     --------     --------     --------     --------
Net asset value, end of year.........    $  11.21     $  11.31     $  10.84     $  10.70     $  10.72
                                         --------     --------     --------     --------     --------
                                         --------     --------     --------     --------     --------
TOTAL RETURN(a):.....................        4.96%       10.80%        8.03%        6.55%        6.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........    $514,952     $421,504     $334,062     $223,073     $115,501
Average net assets (000).............    $474,901     $381,735     $294,940     $162,329     $ 65,207
Ratios to average net assets:(b)
   Expenses, including distribution
      fees...........................         .66%         .62%        0.64%        0.64%        0.69%
   Expenses, excluding distribution
      fees...........................         .51%         .52%        0.54%        0.54%        0.59%
   Net investment income.............        5.73%        6.03%        6.44%        6.58%        6.83%
For Class A, B, C and Z shares:
   Portfolio turnover rate...........          16%          13%          26%          35%          39%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     36

                                         PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                     HIGH INCOME SERIES
--------------------------------------------------------------------------------

                                                                    Class B
                                         --------------------------------------------------------------
                                                             Years Ended April 30,
                                         --------------------------------------------------------------
                                           1999         1998         1997         1996          1995
                                         --------     --------     --------     --------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...    $  11.31     $  10.84     $  10.69     $  10.72     $    10.74
                                         --------     --------     --------     --------     ----------
Income from investment operations
Net investment income(b).............         .59          .63          .66          .68            .68
Net realized and unrealized gain
   (loss) on investment
   transactions......................        (.10)         .47          .15         (.03)          (.02)
                                         --------     --------     --------     --------     ----------
   Total from investment
      operations.....................         .49         1.10          .81          .65            .66
                                         --------     --------     --------     --------     ----------
Less distributions
Dividends from net investment
   income............................        (.59)        (.63)        (.66)        (.68)          (.68)
                                         --------     --------     --------     --------     ----------
Net asset value, end of year.........    $  11.21     $  11.31     $  10.84     $  10.69     $    10.72
                                         --------     --------     --------     --------     ----------
                                         --------     --------     --------     --------     ----------
TOTAL RETURN(a):.....................        4.59%       10.36%        7.71%        6.12%          6.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........    $649,706     $669,223     $665,525     $799,048     $  934,725
Average net assets (000).............    $666,885     $669,132     $725,305     $900,115     $1,024,132
Ratios to average net assets:(b)
   Expenses, including distribution
      fees...........................        1.01%        1.02%        1.04%        1.04%          1.09%
   Expenses, excluding distribution
      fees...........................         .51%         .52%        0.54%        0.54%          0.59%
   Net investment income.............        5.38%        5.63%        6.05%        6.19%          6.37%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     37

                                            PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                        HIGH INCOME SERIES
--------------------------------------------------------------------------------

                                                                     Class C                                        Class Z
                                         ----------------------------------------------------------------     -------------------
                                                                                               August 1,
                                                                                                1994(c)        Years Ended April
                                                       Years Ended April 30,                    Through               30,
                                         -------------------------------------------------     April 30,      -------------------
                                          1999         1998          1997          1996           1995         1999        1998
                                         -------     ---------     ---------     ---------     ----------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................    $ 11.31      $ 10.84       $ 10.69       $ 10.72        $10.79       $ 11.30     $ 10.83
                                         -------     ---------     ---------     ---------        -----       -------     -------
Income from investment operations
Net investment income(b).............        .57          .61           .63           .65           .49           .65         .68
Net realized and unrealized gain
   (loss) on investment
   transactions......................       (.10)         .47           .15          (.03)         (.07)         (.10)        .47
                                         -------     ---------     ---------     ---------        -----       -------     -------
   Total from investment
      operations.....................        .47         1.08           .78           .62           .42           .55        1.15
                                         -------     ---------     ---------     ---------        -----       -------     -------
Less distributions
Dividends from net investment
   income............................       (.57)        (.61)         (.63)         (.65)         (.49)         (.65)       (.68)
                                         -------     ---------     ---------     ---------        -----       -------     -------
Net asset value, end of period.......    $ 11.21      $ 11.31       $ 10.84       $ 10.69        $10.72       $ 11.20     $ 11.30
                                         -------     ---------     ---------     ---------        -----       -------     -------
                                         -------     ---------     ---------     ---------        -----       -------     -------
TOTAL RETURN(a):.....................       4.33%       10.09%         7.44%         5.86%         3.91%         5.11%      10.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......    $32,939      $20,554       $ 9,563       $ 6,471        $3,208       $13,839     $ 9,919
Average net assets (000).............    $26,114      $14,932       $ 8,060       $ 5,608        $1,385       $13,648     $ 6,064
Ratios to average net assets:(b)
   Expenses, including distribution
      fees...........................       1.26%        1.27%         1.29%         1.29%         1.34%(e)       .51%        .52%
   Expenses, excluding distribution
      fees...........................        .51%         .52%         0.54%         0.54%         0.59%(e)       .51%        .52%
   Net investment income.............       5.15%        5.39%         5.80%         5.93%         6.34%(e)      5.89%       6.14%

                                       September 16,
                                          1996(d)
                                          Through
                                         April 30,
                                           1997
                                       -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................     $ 10.79
                                            -----
Income from investment operations
Net investment income(b).............         .45
Net realized and unrealized gain
   (loss) on investment
   transactions......................         .04
                                            -----
   Total from investment
      operations.....................         .49
                                            -----
Less distributions
Dividends from net investment
   income............................        (.45)
                                            -----
Net asset value, end of period.......     $ 10.83
                                            -----
                                            -----
TOTAL RETURN(a):.....................        4.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......     $ 2,719
Average net assets (000).............     $   704
Ratios to average net assets:(b)
   Expenses, including distribution
      fees...........................        0.54%(e)
   Expenses, excluding distribution
      fees...........................        0.54%(e)
   Net investment income.............        6.55%(e)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     38

                                            PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                        INSURED SERIES
--------------------------------------------------------------------------------

                                                                   Class A
                                         -----------------------------------------------------------
                                                            Years Ended April 30,
                                         -----------------------------------------------------------
                                           1999         1998         1997         1996        1995
                                         --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...    $  11.05     $  10.90     $  10.94     $  10.83     $ 10.71
                                         --------     --------     --------     --------     -------
Income from investment operations
Net investment income................         .53          .53(b)       .55(b)       .58(b)      .58(b)
Net realized and unrealized gain on
   investment transactions...........         .23          .40          .08          .11         .12
                                         --------     --------     --------     --------     -------
   Total from investment
      operations.....................         .76          .93          .63          .69         .70
                                         --------     --------     --------     --------     -------
Less distributions
Dividends from net investment
   income............................        (.53)        (.53)        (.55)        (.58)       (.58)
Distributions in excess of net
   investment income.................        (.01)          --(c)      (.01)          --          --
Distributions from capital gains.....        (.09)        (.25)        (.11)          --          --
                                         --------     --------     --------     --------     -------
   Total distributions...............        (.63)        (.78)        (.67)        (.58)       (.58)
                                         --------     --------     --------     --------     -------
Net asset value, end of year.........    $  11.18     $  11.05     $  10.90     $  10.94     $ 10.83
                                         --------     --------     --------     --------     -------
                                         --------     --------     --------     --------     -------
TOTAL RETURN(a):.....................        6.88%        8.67%        5.74%        6.47%       6.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........    $251,300     $224,409     $208,411     $139,548     $75,800
Average net assets (000).............    $240,652     $222,115     $187,371     $102,456     $39,471
Ratios to average net assets:
   Expenses, including distribution
      fees...........................        0.75%        0.69%(b)     0.68%(b)     0.68%(b)    0.74(b)
   Expenses, excluding distribution
      fees...........................        0.60%        0.59%(b)     0.58%(b)     0.58%(b)    0.64(b)
   Net investment income.............        4.61%        4.75%(b)     4.95%(b)     5.20%(b)    5.45(b)
For Class A, B, C and Z shares:
   Portfolio turnover rate...........          15%          85%         110%          68%         64%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     39

                                              PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                          INSURED SERIES
--------------------------------------------------------------------------------

                                                                                  Class B
                                                        ------------------------------------------------------------
                                                                           Years Ended April 30,
                                                        ------------------------------------------------------------
                                                          1999         1998         1997         1996         1995
                                                        --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $  11.06     $  10.91     $  10.95     $  10.84     $  10.71
                                                        --------     --------     --------     --------     --------
Income from investment operations
Net investment income...............................         .48          .49(b)       .50(b)       .54(b)       .54(b)
Net realized and unrealized gain on investment
   transactions.....................................         .23          .40          .08          .11          .13
                                                        --------     --------     --------     --------     --------
   Total from investment operations.................         .71          .89          .58          .65          .67
                                                        --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income................        (.48)        (.49)        (.50)        (.54)        (.54)
Distributions in excess of net investment income....        (.01)          --(c)      (.01)          --           --
Distributions from capital gains....................        (.09)        (.25)        (.11)          --           --
                                                        --------     --------     --------     --------     --------
   Total distributions..............................        (.58)        (.74)        (.62)        (.54)        (.54)
                                                        --------     --------     --------     --------     --------
Net asset value, end of year........................    $  11.19     $  11.06     $  10.91     $  10.95     $  10.84
                                                        --------     --------     --------     --------     --------
                                                        --------     --------     --------     --------     --------
TOTAL RETURN(a):....................................        6.50%        8.23%        5.32%        6.04%        6.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $175,520     $236,370     $298,005     $443,391     $567,648
Average net assets (000)............................    $208,775     $270,553     $365,891     $524,452     $660,237
Ratios to average net assets:
   Expenses, including distribution fees............        1.10%        1.09%(b)     1.08%(b)     1.08%(b)     1.14(b)
   Expenses, excluding distribution fees............        0.60%        0.59%(b)     0.58%(b)     0.58%(b)     0.64(b)
   Net investment income............................        4.25%        4.35%(b)     4.54%(b)     4.80%(b)     4.99(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     40

                                          PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                      INSURED SERIES
--------------------------------------------------------------------------------

                                                                     Class C                                      Class Z
                                         ---------------------------------------------------------------     -----------------
                                                                                              August 1,
                                                                                               1994(c)          Years Ended
                                                      Years Ended April 30,                    Through           April 30,
                                         ------------------------------------------------     April 30,      -----------------
                                          1999        1998          1997          1996           1995         1999       1998
                                         ------     ---------     ---------     ---------     ----------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................    $11.06      $ 10.91       $ 10.95       $ 10.84        $10.79       $11.05     $10.91
                                         ------     ---------     ---------     ---------        -----       ------     ------
Income from investment operations
Net investment income................       .45          .46(b)        .48(b)        .51(b)        .39(b)       .54(b)     .54(b)
Net realized and unrealized gain
   (loss) on investment
   transactions......................       .23          .40           .08           .11           .05          .23        .39
                                         ------     ---------     ---------     ---------        -----       ------     ------
   Total from investment
      operations.....................       .68          .86           .56           .62           .44          .77        .93
                                         ------     ---------     ---------     ---------        -----       ------     ------
Less distributions
Dividends from net investment
   income............................      (.45)        (.46)         (.48)         (.51)         (.39)        (.54)      (.54)
Distributions in excess of net
   investment income.................      (.01)          --(f)       (.01)           --            --         (.01)        --(f)
Distributions from capital gains.....      (.09)        (.25)         (.11)           --            --         (.09)      (.25)
                                         ------     ---------     ---------     ---------        -----       ------     ------
   Total distributions...............      (.55)        (.71)         (.60)         (.51)         (.39)        (.64)      (.79)
                                         ------     ---------     ---------     ---------        -----       ------     ------
Net asset value, end of period.......    $11.19      $ 11.06       $ 10.91       $ 10.95        $10.84       $11.18     $11.05
                                         ------     ---------     ---------     ---------        -----       ------     ------
                                         ------     ---------     ---------     ---------        -----       ------     ------
TOTAL RETURN(a):.....................      6.24%        7.96%         5.06%         5.78%         4.03%        7.04%      8.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......    $2,708      $ 1,509       $   888       $ 1,137        $  525       $4,312     $  418
Average net assets (000).............    $1,856      $ 1,142       $   973       $   827        $  224       $3,523     $  173
Ratios to average net assets:
   Expenses, including distribution
      fees...........................      1.35%        1.34%(b)      1.33%(b)      1.33%(b)      1.39%(b)(e)   0.60%     0.60%(b)
   Expenses, excluding distribution
      fees...........................      0.60%        0.59%(b)      0.58%(b)      0.58%(b)      0.64%(b)(e)   0.60%     0.60%(b)
   Net investment income.............      4.03%        4.11%(b)      4.29%(b)      4.56%(b)      4.92%(b)(e)   4.77%     4.92%(b)

                                       September 16,
                                          1996(d)
                                          Through
                                         April 30,
                                           1997
                                       -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................     $ 11.05
                                            -----
Income from investment operations
Net investment income................         .36(b)
Net realized and unrealized gain
   (loss) on investment
   transactions......................        (.02)
                                            -----
   Total from investment
      operations.....................         .34
                                            -----
Less distributions
Dividends from net investment
   income............................        (.36)
Distributions in excess of net
   investment income.................        (.01)
Distributions from capital gains.....        (.11)
                                            -----
   Total distributions...............        (.48)
                                            -----
Net asset value, end of period.......     $ 10.91
                                            -----
                                            -----
TOTAL RETURN(a):.....................        2.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......     $    15
Average net assets (000).............     $    10
Ratios to average net assets:
   Expenses, including distribution
      fees...........................        0.58%(b)
   Expenses, excluding distribution
      fees...........................        0.58%(b)
   Net investment income.............        4.18%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
(f) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     41

Report of Independent Accountants              PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
To the Shareholders and Trustees of
Prudential Municipal Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Income Series and Insured Series (constituting Prudential Municipal Bond Fund, hereafter referred to as the 'Fund') at April 30, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended April 30, 1996 were audited by other independent accountants, whose opinion dated June 13, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
June 18, 1999
--------------------------------------------------------------------------------
                                       42

Tax Information (Unaudited)                      PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended April 30, 1999.
During its fiscal year ended April 30, 1999, the Fund paid aggregate dividends from net investment income, all of which were federally tax-exempt interest dividends, as follows:

                                                                              Dividends per Share
                                                                 ----------------------------------------------
                              Series                             Class A      Class B      Class C      Class Z
                              ------------------------------     -------      -------      -------      -------
                              High Income Series............      $ .63        $ .59        $ .57        $ .65
                              Insured Series................      $ .53        $ .48        $ .46        $ .54

In addition to the above, the Insured Series paid dividends and distributions totalling $.101 per share, comprised of $.008 ordinary income and $.057 short-term capital gains which are taxable as ordinary income and $.036 long-term capital gains which are taxable as such to Class A, B, C and Z shareholders.
Shortly after the close of the calendar year ending December 31, 1999, you will be advised again as to the federal tax status of the dividends and distributions received in calendar 1999. In addition, you will be advised at that time as to the portion of your dividends which may be subject to the Alternative Minimum Tax (AMT) as well as information with respect to state taxability.
--------------------------------------------------------------------------------
                                       43

Getting The Most From Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this--they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance-- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager who invests your money for you reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential
Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding, and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.
                                  45

Comparing A $10,000 Investment
-----------------------------------------------------
Prudential Municipal Bond Fund--High Income Series vs.
the Lehman Brothers Municipal Bond Index.

Class A
(GRAPH)

Class B
(GRAPH)

Average Annual Total Returns

With Sales Load
Since Inception  7.21% (7.17%)
Five Years       6.78% (6.74%)
One Year         1.81% (1.72%)
------------------------------
Without Sales Load
Since Inception  7.57% (7.52%)
Five Years       7.43% (7.39%)
One Year         4.96% (4.87%)


Average Annual Total Returns

With Sales Load
Since Inception 7.98% (7.91%)
Ten Years       7.28% (7.22%)
Five Years      6.86% (6.84%)
One Year       -0.41% (-0.50%)
------------------------------
Without Sales Load
Since Inception 7.98% (7.91%)
Ten Years       7.28% (7.22%)
Five Years      7.01% (6.97%)
One Year        4.59% (4.50%)

Past performance is not indicative of future results. Principal and investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The lines beneath the graphs are designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since the inception of each share class.

These graphs compare a $10,000 investment in the Prudential Municipal Bond Fund--High Income Series (Class A, B, C, and Z shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the account values at the commencement of operations of Class A, C, and Z shares, at the beginning of the ten-year period for Class B shares; and at the end of the fiscal year (April 30), as measured on a quarterly basis, beginning in 1990 for Class A, 1989 for Class B, 1994 for Class C, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares;
(b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on April 30, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will

Class C
(GRAPH)

Class Z
(GRAPH)

Average Annual Total Returns

With Sales Load
Since Inception   6.43% (6.39%)
One Year          2.29% (2.20%)
-------------------------------
Without Sales Load
Since Inception   6.65% (6.61%)
One Year          4.33% (4.24%)

Average Annual Total Returns

Since Inception   7.78% (7.74%)
One Year          5.11% (5.02%)

automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. The numbers in ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization. Class Z shares are not subject to a sales charge or distribution fee.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Series. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Comparing A $10,000 Investment
-------------------------------------------------
Prudential Municipal Bond Fund--Insured Series vs.
the Lehman Brothers Municipal Bond Index.

Class A
(GRAPH)

Class B
(GRAPH)


Average Annual Total Returns

With Sales Load
Since Inception   6.92% (6.84%)
Five Years        6.24% (6.21%)
One Year          3.68%
-------------------------------
Without Sales Load
Since Inception   7.27% (7.20%)
Five Years        6.89% (6.85%)
One Year          6.88%

Average Annual Total Returns

With Sales Load
Since Inception   7.49% (7.32%)
Ten Years         6.90% (6.78%)
Five Years        6.34% (6.30%)
One Year          1.50%
-------------------------------
Without Sales Load
Since Inception   7.49% (7.32%)
Ten Years         6.90% (6.78%)
Five Years        6.49% (6.46%)
One Year          6.50%

Past performance is not indicative of future results. Principal and investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The lines beneath the graphs are designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since the inception of each share class.

These graphs compare a $10,000 investment in the Prudential Municipal Bond Fund--Insured Series (Class A, B, C, and Z shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the account values at the commencement of operations of Class A, C, and Z shares, at the beginning of the ten-year period for Class B shares; and at the end of the fiscal year (April 30), as measured on a quarterly basis, beginning in 1990 for Class A, 1989 for Class B, 1994 for Class C, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on April 30, 1999; (c) all recurring fees (including management fees) were deducted; and
(d) all dividends and distributions were reinvested. Class B shares will

Class C
(GRAPH)

Class Z
(GRAPH)

Average Annual Total Returns

<CAPTION
With Sales Load
Since Inception   5.90% (5.86%)
One Year          4.18%
-------------------------------
Without Sales Load
Since Inception   6.13% (6.09%)
One Year          6.24%

Average Annual Total Returns

Since Inception   7.10% (7.06%)
One Year          7.04%

automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. The numbers in ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization. Class Z shares are not subject to a sales charge or distribution fee.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Series. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne D. Gold
Robert F. Gunia
Thomas T. Mooney
Thomas H. O"Brien
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shereff Friedman Swidler Berlin, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435L103    74435L301   MF133E
74435L202    74435L400
74435L707    74435L806
74435L871    74435L863